UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BIOTRICITY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIOTRICITY INC.

203 Redwood Shores Parkway, Suite 600

Redwood City, California 94065

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 31, 2023

10:00 A.M. PACIFIC TIME

TO THE STOCKHOLDERS OF BIOTRICITY INC.:

The annual meeting of stockholders (the “Meeting”) of Biotricity Inc. (which we refer to as “Biotricity” or the “Company”) will be held at 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065, on March 31, 2023 at 10:00 a.m., Pacific Time. At the Meeting, the holders of the Company’s outstanding capital stock will act on the following matters:

1.	To elect four directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve the 2023 Equity Incentive Plan, including the reservation of 5 million (5,000,000) common shares of common stock thereunder (the “Equity Plan Proposal”);

3.	To ratify the appointment of SRCO Professional Corporation as the Company’s independent registered public accounting firm for the year ending March 31, 2023;

4.	To approve the issuance of shares of up to $10,000,000 of the Company’s common stock upon the conversion of convertible promissory notes issued in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(c) of Regulation D (“Regulation D”) as promulgated under the Securities Act, without giving effect to Nasdaq’s 20% Rule (the “Nasdaq Proposal”);

5.	To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers (the “Say-on-Pay Proposal”);

6.	To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation paid to the Company’s named executive officers (the “Say-on-Frequency Proposal”);

7.	To approve the Biotricity Inc. 2023 Employee Stock Purchase Plan (the “ESPP Proposal”);

8	To grant discretionary authority to our board of directors (the “Board”) to (i) amend our articles of incorporation, as amended, to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of not less than one-for-two (1-for-2) and not more than a maximum of a one-for-ten (1-for-10) split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders (the “Reverse Stock Split Proposal”); and

9.	To adjourn the Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve the Equity Issuance Proposal or the other proposals (the “Adjournment Proposal”).

These matters are more fully described in the proxy statement accompanying this notice.

Only holders of the Company’s common stock of record at the close of business on February 22, 2023, are entitled to notice of and to vote at the Meeting. A proxy statement containing important information about the meeting and the matters being voted upon appears on the following pages.

The Board of Directors recommends that you vote “FOR” the proposals set forth in this Notice of Annual Meeting of Stockholders and the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Company has enclosed a copy of the proxy statement, the proxy card and the Company’s annual report to stockholders for the year ended March 31, 2022 (the “Annual Report”). The proxy statement, the proxy card and the Annual Report are also available on the Company’s website at https://www.biotricity.com/. If you plan on attending the Annual Meeting and voting your shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at (650) 832-1626.

If you have any questions or need assistance voting your shares of our common stock, please contact the Company at (650) 832-1626.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Waqaas Al-Siddiq
Waqaas Al-Siddiq
President, Chief Executive Officer and Chairman of the Board of Directors

Redwood, California

March 13, 2023

PLEASE NOTE: The Meeting will be held to tabulate the votes cast and to report the results of voting on the items described above. No other business matters are planned for the meeting.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS	1

THE MEETING	6

Date, Time and Place	6
Matters to be Considered	6
Record Date; Shares Outstanding and Entitled to Vote	6
Quorum	6
Vote Required	6
Recommendations of our Board of Directors	7
Common Stock Ownership of Directors and Executive Officers	7
How to Vote Your Shares	7
How to Change Your Vote	7
Counting Your Vote	8

PROPOSAL NO. 1 — ELECTION OF DIRECTORS	9

Proposal	9
Nominees for Directors	9
Required Stockholder Vote and Recommendation of Our Board of Directors	9

PROPOSAL NO. 2 — APPROVAL OF THE BIOTRICITY INC. 2023 EQUITY INCENTIVE PLAN	10

Proposal	10
Summary of the 2023 Plan	10
Equity Compensation Plan Information (as of December 31, 2022)	13
Plan Category	13
Required Stockholder Vote and Recommendation of Our Board of Directors	13

PROPOSAL NO. 3 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14

Proposal	14
Fees	14
Fees Category	14
Audit Committee	15
Required Stockholder Vote and Recommendation of Our Board of Directors	15

AUDIT COMMITTEE REPORT	16

PROPOSAL NO. 4 — PROPOSAL TO APPROVE THE ISSUANCE OF SHARES OF UP TO $10,000,000 OF THE COMPANY’S COMMON STOCK UPON THE CONVERSION OF CONVERTIBLE PROMISSORY NOTES ISSUED IN A PRIVATE PLACEMENT, WITHOUT GIVING EFFECT TO NASDAQ’S 19.99% EXCHANGE CAP.	17

Proposal	17
Background	17
Why We Need Shareholder Approval	18
Effect of Issuance of Additional Securities	19
Required Stockholder Vote and Recommendation of Our Board of Directors	19

PROPOSAL NO. 5 — ADVISORY VOTER ON EXECUTIVE COMPENSATION	20

Proposal	20
Required Stockholder Vote and Recommendation of Our Board of Directors	20

PROPOSAL NO. 6 — ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	21

Proposal	21
Required Stockholder Vote and Recommendation of Our Board of Directors	21

QUESTIONS AND ANSWERS

The following are some questions that you, as a stockholder of the Company, may have about the Meeting, the proposals being considered at the Meeting, as applicable, and brief answers to those questions. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	These proxy materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials to all stockholders of record entitled to vote at the Meeting. As a stockholder, you are invited to attend the Meeting and are entitled and requested to vote on the proposals described in this proxy statement.

Q:	When and where is the Meeting?

A:	The Meeting will take place on March 31, 2023, starting at 10:00 a.m., Pacific Time, at 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065.

Q:	Who is entitled to vote at the Meeting?

A:	Only stockholders who our records show owned shares of our common stock as of the close of business on February 22, 2023, which is the record date for the Meeting (the “Record Date”), may vote at the Meeting. You will have one vote for each share of the Company’s common stock that you owned as of the Record Date. On the Record Date, we had 51,047,864 shares of common stock outstanding.

Q:	How are votes counted?

A:	Each share of our common stock entitles its holder to one vote per share.

Q:	What am I being asked to vote on?

A:	You will be voting on the following nine proposals.

●	A proposal to elect four directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

●	A proposal to approve the 2023 Equity Incentive Plan, including the reservation of 5 million (5,000,000) common shares of common stock thereunder. We refer to this proposal as the “Equity Plan Proposal.”

●	A proposal to ratify the appointment of SRCO Professional Corporation as the Company’s independent registered public accounting firm for the year ending March 31, 2023.

●	To approve the issuance of shares of up to $10,000,000 of the Company’s common stock upon the conversion of convertible promissory notes issued in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(c) of Regulation D (“Regulation D”) as promulgated under the Securities Act, without giving effect to Nasdaq’s 20% Rule. We refer to this proposal as the “Nasdaq Proposal.”

●	A proposal to approve, on a non-binding advisory basis, the compensation paid to our named executive officers. We refer to this proposal as the “Say-on-Pay Proposal.”

●	A proposal to recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers. We refer to this proposal as the “Say-on-Frequency Proposal.”

●	A proposal to approve the Biotricity Inc. 2023 Employee Stock Purchase Plan. We refer to this proposal as the “ESPP Proposal.”

●	To grant discretionary authority to our board of directors (the “Board”) to (i) amend our articles of incorporation, as amended, to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-ten (1-for-10) split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders. We refer to this proposal as the “Reverse Stock Split Proposal.”

●	A proposal to adjourn the Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve the Equity Plan Proposal or the other proposals being considered at the Meeting. We refer to this proposal as the “Adjournment Proposal.”

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Q:	How does the Company’s Board of Directors recommend that I vote on the proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement?

A:	Our Board of Directors recommends that you vote “FOR” the election of each of the nominees for director and “FOR” the Nasdaq Proposal and each of the other proposals set forth in the Notice of Annual meeting of Stockholders and the Proxy Statement.

Q:	Do I have dissenters’ rights if I vote against the proposals?

A:	There are no dissenters’ rights available to the Company’s stockholders with respect to any matter to be voted on at the Meeting.

Q:	What do I need to do now?

A:	We encourage you to read this entire proxy statement, and the documents we refer to in this proxy statement Then complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone, so that your shares can be voted at the Meeting. If you hold your shares in “street name,” please refer to the voting instruction forms provided by your broker, bank or other nominee to vote your shares.

Q:	What quorum is required for the Meeting?

A:	A quorum will exist at the Meeting if the holders of record of a majority of the issued and outstanding shares of the Company’s common stock are present in person or by proxy. Shares of the Company’s common stock that are voted to abstain are treated as shares that are represented at the Meeting for purposes of determining whether a quorum exists.

Q:	Who will tabulate the votes?

A:	The Company has designated a representative of Broadridge Financial Solutions as the Inspector of Election who will tabulate the votes.

Q:	What vote is required in order for the proposals to be approved?

A:	The following table sets forth the required vote for each proposal:

	Proposal	Required Vote	Page Number (for more details)

1.	Election of 4 directors.	More FOR votes than WITHELD votes	9

2.	Approval of the Equity Plan Proposal	Majority of the shares present in person or by proxy	10

3.	Ratification of the appointment of SRCO Professional Corporation as the Company’s independent registered public accounting firm for the year ending March 31, 2023	Majority of the shares present in person or by proxy	14

4.	Approval of the Nasdaq Proposal	Majority of the shares present In person or by proxy	17

5.	Approval, on a non-binding advisory basis, of the Say-on-Pay Proposal	Majority of the shares present in person or by proxy	20

6.	Recommendation, on a non-binding advisory basis, of the Say-on-Frequency Proposal	The option (every one year, two years or three years) receiving the most votes will be viewed as the recommendation of the stockholders	21

7.	Approval of the ESPP Proposal	Majority of the shares present in person or by proxy	22

8.	Approval of the Reverse Stock Split Proposal	Majority of the shares present in person or by proxy	24

9.	Approval of the Adjournment Proposal	Majority of the shares present in person or by proxy	29

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Q:	What are broker non-votes?

A:	Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. The proposed ratification of the appointment of SRCO Professional Corporation as the Company’s independent registered public accounting firm for the year ending March 31, 2023 is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares only with respect to the ratification of the appointment of SRCO Professional Corporation as our independent registered public accounting firm.

Q:	How do I vote my shares if I am a record holder?

A:	If you are a record holder of shares (that is, the shares are registered with our transfer agent in your name and not the name of your broker or other nominee), you are urged to submit your proxy as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions. Registered stockholders may vote in person at the Meeting, or by sending a personal representative to the Meeting with an appropriate proxy, or by one of the following methods:

●	By Internet. www.proxyvote.com;

●	By Telephone. 1-800-690-6903

●	By Mail. If you received our proxy materials in the mail, you can complete, sign and date the included proxy card and return the proxy card in the prepaid envelope provided;

Please note that the Internet and telephone voting facilities for registered stockholders will close at 11:59 p.m., Eastern Time, on the day before the meeting date. For more information, please see “The Meeting—How to Vote Your Shares” below.

Q:	How do I vote my shares if I hold my shares in “street name” through a bank, broker or other nominee?

A:	If you hold your shares as a beneficial owner through a bank, broker or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the Meeting. Also, if you wish to vote in person at the Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Meeting.

Q:	If my bank, broker or other nominee holds my shares in “street name,” will such party vote my shares for me?

A:	For all “non-routine” matters, not without your direction. Your broker, bank or other nominee will be permitted to vote your shares on any “non-routine” proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposals to be voted upon by our stockholders described in this proxy statement, except for the ratification of the appointment of our independent registered public accounting firm, are “non-routine” matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. The proposed ratification of the appointment of SRCO Professional Corporation as the Company’s independent registered public accounting firm for the year ending March 31, 2023 is considered a “routine” matter. Accordingly, brokers, banks and other nominees are entitled to vote uninstructed shares only with respect to the ratification of the appointment of SRCO Professional Corporation as our independent registered public accounting firm. Therefore, it is important that you instruct your broker, bank or nominee on how you wish to vote your shares.

You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your shares of the Company’s common stock. Without instructions, a broker non-vote will result, and your shares will not be voted, on all “non-routine” matters.

Q:	What is a proxy?

A:	A proxy is your legal designation of another person, referred to as a “proxy,” to vote shares of stock. The written document describing the matters to be considered and voted on at the Meeting is called a “proxy statement.” Our Board of Directors has designated Waqaas Al-Siddiq, our Chief Executive Officer and John Ayanoglou, our Chief Financial Officer, with full power of substitution, as proxies for the Meeting.

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Q:	If a stockholder gives a proxy, how are the shares voted?

A:	When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given on properly-executed returned proxies, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Meeting, the proxy holders will use their own judgment to determine how to vote your shares.

Q:	What happens if I do not vote or return a proxy?

A:	A quorum will exist at the Meeting only if the holders of record of a majority of the issued and outstanding shares of the capital stock of the Company entitled to vote at the Meeting are present in person or by proxy. Your failure to vote on the proposals, by failing to either submit a proxy or attend the Meeting if you are a stockholder of record, may result in the failure of a quorum to exist at the Meeting.

Q:	What happens if I abstain?

A:	If you abstain, whether by proxy or in person at the Meeting, or if you instruct your broker, bank or other nominee to abstain your abstention will not be counted for or against the proposals, but will be counted as “present” at the Meeting in determining whether or not a quorum exists.

Q:	Can I revoke my proxy or change my vote?

A:	You may change your vote at any time prior to the vote at the Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Meeting will be counted), (ii) advise our Secretary at our principal executive offices (203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065) in writing before the proxy holders vote your shares, (iii) deliver later dated and signed proxy instructions (which must be received prior to the Meeting) or (iv) attend the Meeting and vote your shares in person. If you hold shares in “street name,” you should refer to the instructions you received from your broker, bank or other nominee. Attendance in and of itself at the Meeting will not revoke a proxy. For shares you hold beneficially but not of record, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q:	If I want to attend the Meeting, what should I do?

A:	If you wish to attend, you should come to 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065, at 10:00 a.m., Pacific Time, on March 31, 2023. Stockholders of record as of the Record Date for the Meeting can vote in person at the Meeting. If your shares are held in “street name,” then you must ask your broker, bank or other nominee how you can vote at the Meeting. In order to enter the Meeting, you must present a form of photo identification acceptable to us, such as a valid driver’s license or passport. Please note that since a street name stockholder is not the holder of record, you may not vote your shares in person at the Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Even if you plan to attend the Meeting in person, we encourage you to complete, sign, date and return a proxy card or vote electronically over the Internet or via telephone to ensure that your shares will be represented at the Meeting. If you attend the Meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. Please note that no management presentations or other matters are planned for the Meeting, except as described in this proxy statement.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, date, sign and return (or vote via the Internet or telephone with respect to) each proxy card and voting instruction card that you receive to ensure that all of your shares are counted.

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Q:	What is “householding”?

A:	We have adopted a procedure approved by the U.S. Securities and Exchange Commission (the “SEC”) called “householding” for stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials. In some instances, only one copy of the proxy materials is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. This procedure reduces our printing costs and postage fees.

We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call us at (650) 832-1626, or send a written request to Biotricity Inc., 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065, Attention: Chief Executive Officer. If you have received only one copy of the proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling us at the telephone number or writing to us at the address listed above.

Q:	Where can I find the voting results of the Meeting?

A:	The Company intends to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Meeting. All reports the Company files with the SEC are publicly available when filed

Q:	What if I have questions about lost stock certificates or need to change my mailing address?

A:	You may contact our transfer agent, Securities Transfer Corporation at (469) 633-0101, or by email at info@stctransfer.com, if you have lost your stock certificate. You may email Securities Transfer Corporation at info@stctransfer.com if you need to change your mailing address.

Q:	Who can help answer my additional questions about the proposals or the other matters discussed in this proxy statement?

A:	If you have questions about the proposals or other matters discussed in this proxy statement, you may contact the Company by mail at Biotricity Inc., 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065, Attention: Chief Executive Officer.

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THE MEETING

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our Board of Directors for use at the Meeting of stockholders to be held on March 31, 2023, or continuation thereof. We began distributing this Proxy Statement, Annual Meeting notice and proxy card, or a notice of internet availability of proxy materials on or about March 16, 2023.

Date, Time and Place

The Meeting of the Company’s stockholders will be held on March 31, 2023, starting at 10:00 a.m., Pacific Time, at 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065.

Matters to be Considered

The purpose of the Meeting is for stockholders of the Company to consider and vote on the following proposals.

Proposal No. 1 The Election of Directors	To elect four directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Proposal No. 2 Approval of the Equity Plan Proposal	To approve the 2023 Equity Incentive Plan, including the reservation of shares of common stock thereunder.

Proposal No. 3 Ratification of Independent Registered Public Accounting Firm	To ratify the appointment of SRCO Professional Corporation as the Company’s independent registered public accounting firm for the year ending March 31, 2023.

Proposal No. 4 Approval of the Nasdaq Proposal	To approve the issuance of shares of up to $10,000,000 of the Company’s common stock upon the conversion of convertible promissory notes issued in a private placement pursuant to Rule 506(c) of the Securities Act, without giving effect to Nasdaq’s 20% Rule

Proposal No. 5 The Say-on-Pay Proposal	To approve, on a non-binding advisory basis, the compensation paid to our named executive officers.

Proposal No. 6 The Say-on-Frequency Proposal	To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers.

Proposal No.7 The ESPP Proposal	To approve the 2023 Employee Stock Purchase Plan, including the reservation of shares of common stock thereunder.

Proposal No.8 The Reverse Stock Split Proposal	To grant discretionary authority to the Board to (i) amend our articles of incorporation, as amended, to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-ten (1-for-10) split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders.

Record Date; Shares Outstanding and Entitled to Vote

The close of business on February 22, 2023, has been fixed as the Record Date for determining those Company stockholders entitled to notice of and to vote at the Meeting. As of the close of business on the Record Date for the Meeting, there were 51,047,864 shares of the Company’s common stock, held by 1,569 holders of record. Each share of the Company’s common stock entitles its holder to one vote at the Meeting on all matters properly presented at the Meeting.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist at the Meeting if shares having a majority of the votes entitled to be cast are represented in person or by proxy. Shares of the Company’s common stock that are voted to abstain are treated as shares that are represented at the Meeting for purposes of determining whether a quorum exists. Broker non-votes do not count for voting purposes, but are considered “present” at the meeting for purposes of determining whether a quorum exists.

Vote Required

Approval of the Equity Plan Proposal, the Nasdaq Proposal, the Reverse Stock Split Proposal, the ratification of our independent registered public accounting firm, the Say-on-Pay Proposal and ESPP Proposal each requires the affirmative vote of a majority of the shares present in person or by proxy, provided a quorum is present. The election of each director requires more “for” votes than “withheld” votes, provided a quorum is present. However, if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy. In the Say-on-Frequency Proposal, the option (every one year, two years or three years) receiving the most votes will be viewed as the recommendation of the stockholders.

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An abstention is effectively treated as a vote cast against the Equity Plan Proposal, the Reverse Stock Split Proposal, the Nasdaq Proposal, the ratification of our independent registered public accounting firm, the Say-on-Pay Proposal and the Adjournment Proposal. Abstentions will have no impact on the election of directors or the Say-on-Frequency Proposal or ESPP Proposal. Failures of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote in person by ballot at the Meeting will have no effect on the outcome of the votes for such items, although such failure may contribute to a quorum not being present at such meeting. Broker non-votes will have no effect on the outcome of the votes for all proposals except for the ratification of the appointment of our independent registered public accounting firm, for which we do not expect any broker non-votes.

Recommendations of our Board of Directors

The Board of Directors also recommends that you vote “FOR” the proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement.

Common Stock Ownership of Directors and Executive Officers

As of the Record Date, our directors and executive officers held an aggregate of approximately 10.99% of the shares of the Company’s common stock entitled to vote at the Meeting.

How to Vote Your Shares

Stockholders of record may submit a proxy via the Internet, by telephone or by mail, or they may vote by attending the Meeting and voting in person.

●	Submitting a Proxy via the Internet: You may vote by proxy via the Internet by following the instructions provided in the notice.

●	Submitting a Proxy by Telephone: If you request printed copies of the proxy materials by mail, you may vote by calling the toll free number found on the proxy card.

●	Submitting a Proxy by Mail: If you choose to submit a proxy for your shares by mail, simply mark the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided.

●	Attending the Meeting: If you are a stockholder of record, you may attend the Meeting and vote in person. In order to enter the Meeting, you must present a form of photo identification acceptable to us, such as a valid driver’s license or passport.

If your shares are held in the name of a broker, bank or other nominee, you will receive instructions from the stockholder of record that you must follow for your shares to be voted. Please follow their instructions carefully. Also, please note that if the stockholder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the Meeting, you must request a legal proxy from the broker, bank or other nominee that holds your shares and present that proxy and proof of identification at the Meeting.

How to Change Your Vote

If you are the stockholder of record, you may revoke your proxy or change your vote prior to your shares being voted at the Meeting by:

●	sending a written notice of revocation or a duly executed proxy card, in either case, dated later than the prior proxy card relating to the same shares, to Biotricity Inc., 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065, Attention: Chief Executive Officer;

●	submitting a proxy at a later date by telephone or via the Internet, if you have previously voted by telephone or via the Internet in connection with the Meeting; or

●	attending the Meeting and voting in person.

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If you are the beneficial owner of shares held in the name of a broker, bank or other nominee, you may change your vote by:

●	submitting new voting instructions to your broker, bank or other nominee in a timely manner following the voting procedures received from your broker, bank or other nominee; or

●	attending the Meeting and voting in person, if you have obtained a valid proxy from the broker, bank or other nominee that holds your shares giving you the right to vote the shares.

Attendance at the Meeting will not, in and of itself, constitute revocation of a proxy. See the section entitled “—How to Vote Your Shares” above for information regarding certain voting deadlines.

Counting Your Vote

All properly executed proxies delivered and not properly revoked will be voted at the Meeting as specified in such proxies. If you provide specific voting instructions, your shares of the Company’s common stock will be voted as instructed. If you hold shares in your name and sign and return a proxy card or submit a proxy by telephone or via the Internet without giving specific voting instructions, your shares will be voted “FOR” the proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement.

Proxies solicited may be voted only at the Meeting and any postponement of the Meeting and will not be used for any other meeting.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Proposal

Four directors are to be elected at the Meeting to serve until the next annual meeting of the Company’s stockholders. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors to be elected.

The following table sets forth the nominees for directors on the Board of Directors. Certain biographical information about the nominees as of the Record Date can be found above in the section titled “Directors and Officers.”

Nominees for Directors

Name	Age	Position(s) with the Company	Date First Elected or Appointed
Waqaas Al-Siddiq	38	President, Chief Executive Officer and Chairman of the Board of Directors	July 2014
David A. Rosa	58	Director	May 2016
Ronald McClurg	64	Director	May 2022
Chester White	58	Director	August 2022

Required Stockholder Vote and Recommendation of Our Board of Directors

The election of directors requires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy, provided that a quorum is present. For purposes of the Meeting, this means that the number of shares voted “for” a director must exceed the number of votes “withheld” against such director. However, if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy. Broker non-votes and failures of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote in person by ballot at the Meeting will have no effect on the outcome of the vote on the election of directors.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” EACH OF THE NOMINEES IN THIS PROPOSAL NO. 1.

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PROPOSAL NO. 2 – APPROVAL OF THE BIOTRICITY INC. 2023 EQUITY INCENTIVE PLAN

Proposal

The Board of Directors has approved, subject to shareholder approval, the 2023 Plan, an omnibus equity incentive plan pursuant to which the Company may grant equity-linked awards to officers, directors, consultants and others. The Board of Directors adopted the 2023 Plan as a means to offer incentives and attract, motivate and retain and reward persons eligible to participate in the 2023 Plan. Accordingly, the Board of Directors unanimously approved and adopted the 2023 Plan, including authorization of the issuance of 5 million (5,000,000) common shares of the Company’s common stock thereunder.

Set forth below is a summary of the 2023 Plan, which is qualified in its entirety by reference to the full text of the 2023 Plan, a copy of which is included as Annex A to this proxy statement.

Summary of the 2023 Plan

2023 Equity Incentive Plan

General.

Our board of directors adopted the Biotricity Inc. 2023 Equity Incentive Plan (the “2023 Plan”) prior to the offering, and the 2023 Plan is submitted hereto to our stockholders for approval. Our 2023 Plan became effective immediately on adoption. Our 2023 Plan is in addition to our existing 2016 Equity Incentive Plan (the “2016 Plan”). Awards outstanding under our 2016 Plan will continue to be governed by their existing terms. As of February 27, 2023, there were 390,105 shares of our common stock available for issuance under the 2016 Plan. Our 2023 Plan has the features described below.

Share Reserve.

The number of shares of our common stock available for issuance under our 2023 Plan is 5,000,000. Additionally, the 2023 Plan contains a provision that provides for an automatic annual increase to be added as of the first day of the Company’s fiscal year beginning in 2024 equal to the lessor of (i) 10% of the outstanding common stock on a fully diluted basis as of the end of the Company’s immediately preceding fiscal year, (ii) 5,000,000 shares, and (iii) a lesser amount determined by the board; provided, however, that any shares from any such increases in previous years that are not actually issued shall continue to be available for issuance under the 2023 Plan.

If any award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder, is settled in cash in lieu of shares of common stock, or if shares of common stock are issued under the 2023 Plan to a participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such awards and the forfeited or reacquired shares shall again be available for issuance under the 2023 Plan.

Administration.

The board of directors or the compensation committee will administer our 2023 Plan. The board of directors or compensation committee may also delegate concurrent responsibility for administering the 2023 Plan, including with respect to designated classes of eligible persons, to other committees consisting of one or more members of the board of directors, subject to such limitations as the Board deems appropriate, except with respect to grants of awards to participants who are subject to Section 16 of the Exchange Act.

Eligibility.

Employees, officers, directors or related companies may be eligible to participate in our 2023 Plan. An award may also be granted to consultants, agents, advisors and independent contractor for bona fide services rendered to the Company or any related company that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

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Types of Awards.

The compensation committee shall have the authority, in its sole discretion, to determine the type or types of awards to be granted under the Plan. Our 2023 Plan provides for the following types of awards:

●	Incentive stock options and nonqualified stock options;
●	Stock appreciation rights;
●	Stock awards;
●	Restricted stock;
●	Stock units;
●	Performance awards; and
●	Other stock or cash-based awards.

Options and Stock Appreciation Rights.

The exercise price for options granted under our 2023 Plan may not be less than 100% of the fair market value of our common stock on the grant date, except in the case of substitute awards. In the case of an incentive stock option granted to a participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations, shall be granted with an exercise price per share not less than 110% of the fair market value of the common stock on the grant date. Optionees will be permitted to pay the exercise price in cash or, as permitted in the award agreement:

●	Cash;
●	Check or wire transfer;
●	Having the Company withhold shares of common stock that would otherwise be issued on exercise of a Nonqualified Stock Option that have an aggregate fair market value equal to the aggregate exercise price of the shares being purchased under the stock option;
●	Tendering (either actually or, if and for as long as the common stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of common stock owned by the participant that have an aggregate fair market value equal to the aggregate exercise price of the shares being purchased under the Option;
●	if and so long as the common stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any tax withholding obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or
●	such other consideration as the compensation committee may permit.

Options and stock appreciation rights vest as determined by the compensation committee. Generally, the options shall vest and become exercisable according to the following schedule, which may be waived or modified by the compensation committee: 1/4th is vested and exercisable after once year; an additional 1/48th is vested and exercisable after each additional one-month period of continuous service completed thereafter; and 100% is vested and exercisable after 4 years Options and stock appreciation rights expire at the time determined by the compensation committee but in no event more than ten years after they are granted.

Stock Awards, Restricted Stock and Stock Units.

Stock awards, restricted stock and stock units may be awarded under our 2023 Plan, on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a related company or the achievement of any performance goals, as the compensation committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the award. In general, these awards will be subject to vesting. Any fractional shares subject to such swards shall be paid to the Participant in cash.

Performance Awards and Performance Units.

The compensation committee may grant awards of performance shares and performance units, designate the participants to whom such shares are to be awarded and determine the number of performance shares and the terms and conditions of each such award. Performance shares and units will consist of a unit valued by reference to a designated number of shares of common stock, the value of which may be paid to the participant by delivery of shares of common stock or, if set forth in the instrument evidencing the award, of such property as the compensation committee shall determine, including, without limitation, cash, shares of common stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the compensation committee, and other terms and conditions specified by the compensation committee.

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Other Stock or Cash-Based Awards.

Subject to the terms of the 2023 Plan and such other terms and conditions as the compensation committee deems appropriate, the compensation committee may grant other incentives payable in cash or in shares of common stock under the 2023 Plan.

Corporate Transactions.

In the event we are a party to a merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company, all obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company. Notwithstanding any other provision of the 2023 Plan to the contrary, unless the compensation committee determines otherwise with respect to a particular award, in the event of a change of control, if and to the extent an outstanding award is not converted, assumed, substituted for or replaced by the successor company, then such award will terminate upon effectiveness of the change of control. Prior to the change of control, the plan administrator may approve accelerated vesting and/or lapse of forfeiture or repurchase restrictions with respect to all or a portion of the unvested portions of such awards, any such determinations to be made by the plan administrator in its sole discretion. A change in control includes:

●	certain acquisitions of beneficial ownership of more than 50% of our total voting power;
●	a change in the composition of the board of directors during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the board of directors cease for any reason to constitute at least a majority of the board, as defined in the 2023 Plan; and
●	the consummation of a company transaction, as defined in the 2023 Plan.

Adjustment of Shares.

In the event that, a stock dividend, stock split, spin off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend that has a material effect on the price of common stock, or other similar occurrence occurs, or a change in the company’s corporate or capital structure results in (i) outstanding shares of common stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (ii) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments as it, in its sole discretion, deems appropriate in:

●	the maximum number and kind of securities available for issuance under the 2023 Plan;
●	the maximum number and kind of securities issuable as incentive stock options as set forth in the 2023 Plan;
●	the maximum numbers and kind of securities set forth in the 2023 Plan;
●	the maximum number and kind of securities set forth in the 2023 Plan; and
●	the number and kind of securities that are subject to any outstanding award and, if applicable, the per share price of such securities.

Amendments or Termination.

The 2023 Plan shall continue in effect until its termination by the Committee; provided, however, that all awards shall be granted, if at all, on or before the day immediately preceding the tenth (10th) anniversary of the effective date of the 2023 Plan. After the 2023 Plan is terminated, no future awards may be granted under the 2023 Plan, but awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the 2023 Plan’s terms and conditions. Our board of directors may amend, suspend or terminate the 2023 Plan or any portion of the 2023 Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the 2023 Plan. Subject to the 2023 Plan, the Board may amend the terms of any outstanding award, prospectively or retroactively.

Eligible Persons Under the 2023 Plan. As of the Record Date, there were approximately 58 employees, 3 non-executive directors and 5 consultants eligible for Awards under the 2023 Plan.

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Equity Compensation Plan Information (as of December 31, 2022)

As of December 31, 2022, all compensation based on our equity was awarded under the Biotricity Inc. 2016 Stock Incentive Plan (the “2016 Plan”). The 2016 Plan provides for the grant of stock awards to employees, directors and consultants of the Company and its affiliates. The maximum aggregate number of shares of our common stock that may be issued under the equity incentive plan is 7,318,834, which, except as provided in the plan shall automatically increase on January 1 of each year for no more than 10 years, so the number of shares that may be issued is an amount no greater than 20% of our outstanding shares of common stock and Exchangeable Shares as of such January 1. The equity incentive plan provides for the grant of, among other awards, (i) “incentive” options (qualified under section 422 of the Internal Revenue Code of 1986, as amended) to our employees and (ii) non-statutory options and restricted stock to our employees, directors or consultants.

Shown below is information as of December 31, 2022 with respect to the common stock of the Company that may be issued under its equity compensation plans.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	7,318,834	$2.351	129,710

Equity compensation plans not approved by security holders (2)

Directors, Officers and Employees Stock Option Plan (3)

Warrants granted to Directors and Officers (4)	1,457,294	$1,067	-

Total	8,776,128		129,710

(1) Represents the Company’s 2016 Equity Incentive Plan and includes options to purchase an aggregate of 2,499,998 shares of our common stock granted to Mr. Al-Siddiq pursuant to his employment agreement at an exercise price of $2.20, as well as a further grant to Mr. Al-Siddiq of 1,300,000 options in January 2018 and 1,400,000 options in April 2020 which vest quarterly over four years and have an exercise price of $1.06 per share.

(2) At the time of the Acquisition Transaction on February 2, 2016, each (a) outstanding option granted or issued pursuant to iMedical’s existing equity compensation plan was exchanged for approximately 1.197 economically equivalent replacement options with a corresponding adjustment to the exercise price and (b) outstanding warrant granted or issued pursuant to iMedical’s equity compensation plans was adjusted so the holder receives approximately 1.197 shares of common stock with a corresponding adjustment to the exercise price. Does not include options granted to Mr. Al-Siddiq discussed in (1) above.

(3) On March 30, 2015, iMedical approved Directors, Officers and Employees Stock Option Plan, under which it authorized and issued 3,000,000 options. This plan was established to enable the Company to attract and retain the services of highly qualified and experience directors, officers, employees and consultants and to give such person an interest in the success of the Company. As of March 31, 2018, there were 137,500 outstanding options at an exercise price of $.0001 under this plan. These options represented the right to purchase 164,590 shares of the Company’s common stock using the ratio of 1.1969:1. All of these options were exercised during the year ended March 31, 2019. No other grants will be made under this plan.

(4) This category relates to individuals who, at the time of grant, were not part of the Company’s 2016 Equity Incentive Plan.

Required Stockholder Vote and Recommendation of Our Board of Directors

Approval of the Equity Plan Proposal requires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy, provided that a quorum is present. An abstention is effectively treated as a vote cast against the Equity Plan Proposal. Broker non-votes and failures of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote in person by ballot at the Meeting will have no effect on the outcome of the vote on the Equity Plan Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THE EQUITY PLAN PROPOSAL

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PROPOSAL NO. 3 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Proposal

The Board of Directors has appointed SRCO Professional Corporation as our independent registered public accounting firm for the fiscal year 2023 and has further directed that the selection of SRCO Professional Corporation be submitted to a vote of the Company’s stockholders at the Meeting for ratification.

As described below, the stockholder vote is not binding on the Board of Directors. If the appointment of SRCO Professional Corporation is not ratified, the Board of Directors will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of SRCO Professional Corporation is ratified, the Board of Directors may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders.

Representatives of SRCO Professional Corporation are not expected to attend the Meeting.

Fees

The aggregate fees billed to us by our principal independent public accountant for services rendered for the years ended March 31, 2022 and 2021, are set forth in the table below:

Fee Category	2022	2021
Audit Fees (1)	$169,250	$79,730
Audit-Related Fees (2)		-
Tax Fees (3)		-
All Other Fees (4)		-
Total Fees	$169,250	$79,730

(1)	Audit fees consist of audit and review services, consents and review of documents filed with the SEC.

(2)	Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements, but are not reported under “Audit fees.”

(3)	Tax fees consist of fees billed for professional services relating to tax compliance, tax planning, and tax advice.

(4)	All other fees consist of fees billed for all other services.

The Board’s Pre-Approval Practice

In its capacity, the Board pre-approves all audit (including audit-related) and permitted non-audit services to be performed by the independent auditors. The Board will annually approve the scope and fee estimates for the year-end audit to be performed by the Company’s independent auditors for the fiscal year. With respect to other permitted services, the Board pre-approves specific engagements, projects and categories of services on a fiscal year basis, subject to individual project and annual maximums. To date, the Company has not engaged its auditors to perform any non-audit related services.

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Audit Committee

The Audit Committee, among other things, is responsible for:

●	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

●	helping to ensure the independence and performance of the independent registered public accounting firm;

●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

●	reviewing our policies on risk assessment and risk management;

●	reviewing related party transactions;

●	obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

●	approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the NASDAQ Stock Market. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee is financially literate, and that Chester White meets the qualifications of an Audit Committee financial expert. The Audit Committee consists of David A. Rosa, Ronald McClurg and Chester White. Chester White is the chairman of the Audit Committee. Patricia Kennedy and Norman Betts were each a member of the Audit Committee until their resignations from the Board in August 2022.  During the fiscal year ended March 31, 2022, the Audit Committee met 4 times.

Based on the review and the discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2022 for filing with the SEC.

The Audit Committee also considered whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The Audit Committee has determined that the rendering of such services is compatible with SRCO Professional Corporation maintaining its independence.

Required Stockholder Vote and Recommendation of Our Board of Directors

Approval of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy, provided that a quorum is present. An abstention is effectively treated as a vote cast against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THIS PROPOSAL NO. 3.

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AUDIT COMMITTEE REPORT

The Board of Directors has reviewed and discussed with management our audited financial statements for the fiscal year ended March 31, 2022, which were audited by SRCO Professional Corporation, our independent registered public accounting firm. The Board of Directors discussed with SRCO Professional Corporation the matters required to be discussed pursuant to Public Company Accounting Oversight Board (United States) Auditing Standard 1301 (Communication with Audit Committee). The Board of Directors received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Board of Directors concerning independence, and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Board of Directors also considered whether the provision of services other than the audit of our financial statements for the fiscal year ended March 31, 2022, were compatible with maintaining SRCO Professional Corporation’s independence.

The Board of Directors has selected SRCO Professional Corporation as our independent auditor for 2023.

Respectfully submitted by the Audit Committee,

David A. Rosa, Chester White and Ronald McClurg

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PROPOSAL NO. 4 – TO APPROVE THE
ISSUANCE OF SHARES OF UP TO $10,000,000 OF THE COMPANY’S COMMON STOCK UPON
THE CONVERSION OF CONVERTIBLE PROMISSORY NOTES ISSUED IN A PRIVATE
PLACEMENT, WITHOUT GIVING EFFECT TO NASDAQ’S 19.99% EXCHANGE CAP.

Proposal

We are seeking stockholder approval under this Proposal to the consummation of the Transactions, and in particular to the potential issuance of shares of common stock under the terms of the Agreement, the Notes and the Warrants totaling 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance of the Notes and Warrants, in order to comply with Nasdaq Listing Rule 5635(d).

Background

Beginning in February 2023, we have entered or intend to enter into subscription agreements (the “Agreements”) with certain accredited investors (the “Purchasers”), as defined by Rule 501 under the Securities Act, pursuant to which we agreed to issue and sell to the Purchasers and the Purchasers agreed to purchase from us (i) convertible promissory notes (the “Notes”) in an aggregate principal amount of up to $10,000,000 (the “Maximum Amount”) and (ii) warrants to purchase shares of common stock (the “Warrants”, and together with the Notes, the “Securities”) for an aggregate purchase price of up to $10,000,000, in a private placement (the “Private Placement”). The issuance of the Notes, the Warrants and related shares of common stock issuable upon the conversion of the Notes and exercise of the Warrants are intended to be exempt from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) of the Securities Act and Rule 506(c) of Regulation D (“Regulation D”). The Agreement includes customary representations and warranties made by each of the Purchasers and us.

Notes

The Notes have a term of one year from issuance (the “Maturity Date”) and accrue interest at the rate of 15.0% per annum, beginning on the date of issuance. Interest is computed based on a 360-day year of twelve 30-day months and is payable, along with the principal amount, on the Maturity Date.

Optional Conversion of the Notes

The Notes are convertible, in whole or in part, together with accrued interest, at the holder’s option into shares of the Company’s common stock after 6 months from the date of issue as long as the note is outstanding (an “Optional Conversion”). The conversion price per share of common stock will be equal to the lower of (i) a 25% discount to average of the daily volume weighted average price of the common stock (the “VWAP”) over the five trading days prior to the conversion date; or (ii) a 20% discount to the gross sale price per share of common stock (or conversion or exercise price per share of common stock of any common stock equivalents) sold in a Qualified Financing. “Qualified Financing” means the next public offering or private placement offering of the Company of common stock or common stock equivalents following the Issue Date in a transaction or series of transactions that raises in excess of $10,000,000 in gross proceeds (excluding the conversion or exercise price of any common stock equivalents sold in such offering).

Mandatory Conversion of the Notes

Mandatory conversion of the Note into the shares of common stock will occur, at the option of the Company, if one of the following conditions are met: (a) on each of any 20 consecutive trading days (the “Measurement Period”) (i) the closing price of the common stock on the applicable trading market is at least $3.00 per share and (ii) the dollar value of average daily trades of the common stock is at least $400,000 per trading day; or (b) upon the closing of a Qualified Financing, provided that the dollar value of average daily trades of the common stock on each of the 10 consecutive trading days following such closing is at least $400,000 per trading day (a “Mandatory Conversion”). The conversion price per share in a Mandatory Conversion will be (i) in the case of a Mandatory Conversion under clause (a) above, 70% of the VWAP over the Measurement Period, or (ii) in the case of a Mandatory Conversion under clause (b) above, 80% of the gross sale price per share of Common Stock (or conversion or exercise price per share of Common Stock of any Common Stock Equivalents) sold in a Qualified Financing.

Under the terms of the Notes, to the extent that (1) the price of the Optional Conversion or Mandatory Conversion applicable to any conversion is less than the applicable “Minimum Price” as defined in Nasdaq Rule 5635(d)(1)(A)); and (2) the number of shares of common stock theretofore issued by the Company upon all Optional Conversions and Mandatory Conversions prior to the conversion date, as defined below (the “Prior Conversions”), together with the number of shares of common stock otherwise required to be issued by the Company upon all Optional Conversions and Mandatory Conversions to be made on the Conversion Date (the “Current Conversions”), in the aggregate, would total more than 19.99% of the outstanding shares of common stock as of the date of issuance of the Note (the “Threshold Amount”); and (3) the Company has not yet secured or has been unable to secure the approval of its stockholders to the matters referred to in this Proposal No. 4, then the number of shares of Common Stock issued by the Company upon all Optional Conversions and Mandatory Conversions to be made on the date the Company receives a conversion notice or the date of an event that results in a Mandatory Conversion as defined in the Note (the “Conversion Date”) shall be reduced, pro rata among all Holders of Notes to be converted on the Conversion Date based on the number of shares otherwise issuable to each, shall be reduced to an aggregate number of shares equal to the difference between the Threshold Amount and the Prior Conversions.

“Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price immediately preceding the closing of the sale of a Note; or (ii) the average Nasdaq Official Closing Price of the common stock for the five trading days immediately preceding such date.

We are required by the Agreements to seek an affirmative vote of our stockholders at a meeting no later than April 30, 2023, to approve the transactions contemplated by the Agreements, the Notes and the Warrants (the “Transactions”).

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Warrants

Investors in the Private Placement will receive a Warrant to purchase a number of shares of common stock equal to the investor’s subscription amount divided by the 5-trading day VWAP (the “Warrant VWAP”) immediately preceding the date of the final closing of the Notes. The Warrants are exercisable after 6 months from the issue date until 4 years from the issue date for cash at a fixed price per share equal to 200% of the Warrant VWAP, subject to customary adjustments in certain events, which include that if the Company sells shares of common stock at a price less than the then current exercise price of the Warrants, or issues Common Stock Equivalents with a conversion or exercise price per share lower than the then current exercise price, then the exercise price will be reduced to such lower price. The Warrants were required to be issued within 10 days after the final closing of the Notes.

Placement Agent

The Company engaged Paulson Investment Company, LLC (“Placement Agent”) as its exclusive placement agent for the Private Placement and will pay Paulson a cash fee equal to 10% of the gross proceeds received by the Company in the Private Placement. The Placement Agent will also receive warrants to purchase a number of shares of our common stock equal to 8% of the gross proceeds received by the Company in the Private Placement divided by the Warrant VWAP. The Company will also pay to the Placement Agent a non-accountable expense fee equal to $25,000.

Registration Rights

The Company has agreed to file a resale registration statement covering the shares issuable upon the conversion of the Notes and exercise of the Warrants and the Placement Agent Warrants with the United States Securities and Exchange Commission within 30 days after the final Closing of the Offering.

Voting Agreement

The Company’s directors, officers, employees and certain affiliates who own shares of the Company’s common stock, or other securities that give the holders thereof the right to vote at a meeting of the stockholders of the Company (collectively the “Insiders”), pursuant to which the Insiders shall agree to vote the securities they hold in the Company in favor of the matters set forth in this Proposal No. 4.

The foregoing descriptions of the form of subscription agreement, form of convertible promissory note and form of warrant do not purport to be complete and are qualified in its entirety by reference to the full text of the form of subscription agreement, form of convertible promissory note and form of warrant, copies of which are included herewith as Annex B, C and D, respectively.

Why We Need Stockholder Approval

Our common stock is currently listed on the Nasdaq Capital Market and trades under the ticker symbol “BTCY”. As such, we are subject to Nasdaq Marketplace Rules. We are seeking stockholder approval in part in order to comply with Nasdaq Listing Rule 5635(d), which requires stockholder approval for a transaction by us, other than a public offering (as defined in Nasdaq rules), involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or Substantial Shareholders (as defined in Nasdaq rules) of the Company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the Minimum Price.

See the section entitled “—STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF BIOTRICITY INC” for additional information related to our shares outstanding.

Because the various conversion prices of the Notes are based on the market price or offering price of our common stock (and may be below the Minimum Price), and because the exercise price of the Warrants can be adjusted downward (and may be below the Minimum Price), it is not possible to calculate the maximum number of shares of our common stock that may be issued upon conversion in full of the Notes and exercise in full of the Warrants. In addition, we generally have no control over whether the Purchasers will convert the Notes or exercise the Warrants, and cannot predict whether we will exercise a Mandatory Conversion of the Notes if permitted. The number of shares of common stock that may be so issued may exceed 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance of the Notes and Warrants.

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Effect of Issuance of Additional Securities

Our stockholders will incur dilution of their percentage ownership to the extent that the Purchasers or we convert the Notes or the Purchasers exercise the Warrants. Further, because of the possibility that the Note conversion prices are not fixed and Warrant exercise price may be adjusted to a lower amount, stockholders may experience an even greater dilutive effect. The exact magnitude of the dilutive effect cannot be conclusively determined, but the dilutive effect may be material to our current stockholders. Additionally, the issuance and subsequent resale of shares sold may cause the market price of our common stock to decline.

While we cannot predict the market price of our common stock (and therefore the number of shares of our common stock issuable upon conversion of the Notes) on any date in the future, the following examples illustrate the hypothetical effect of decreases in our common stock price of 25%, 50% and 75% from the five-trading-day average daily VWAP of our common stock as of February 27, 2023, of $0.7176, on the number of shares of our common stock that would be issuable if all of the Notes were converted at once (assuming such decreased stock price were the applicable VWAP over the applicable period on which the actual Optional Conversion Price A or Mandatory Conversion Price A were based, and excluding shares issuable attributable to conversion of accrued interest as of any conversion date, which would increase the share numbers below):

Decrease	Assumed VWAP	Optional Conversion Price A (75% of Assumed VWAP)	Shares Issuable upon Full Optional Conversion (Excluding Interest)	Mandatory Conversion Price A (70% of Assumed VWAP)	Shares Issuable upon Full Mandatory Conversion (Excluding Interest)
25%	$0.5382	$0.4037	24,773,658	$0.3767	26,543,205
50%	$0.3588	$0.2691	37,160,487	$0.2512	39,814,808
75%	$0.1794	$0.1346	74,320,975	$0.1256	79,629,616

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) to allow for the full issuance and exercise of shares of common stock issued to the Purchasers would likely result in a significant increase in the number of shares of our common stock outstanding, and, as a result, if the Notes are converted and/or the Warrants are exercised, our current stockholders will own a smaller percentage of outstanding shares of our common stock.

The issuance of securities in the Private Placement, may cause a reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of our common stock issued to the Purchasers upon conversion of the Notes or exercise of the Warrants could cause the market price of our common stock to decline. In addition to the foregoing, the increase in the number of issued shares of our common stock that may be issued upon conversion of the Notes or exercise of the Warrants may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

In addition, to the extent that the Purchasers or we convert the Notes or the Purchasers exercise the Warrants, the Purchasers by exercising their voting rights could significantly influence future Company decisions. As a result, the Purchasers will be able to exercise significant influence over matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions.  This concentration of ownership may make it more difficult for other stockholders to effect substantial changes in the Company. Further, the possibility that the Purchasers may sell all or a large portion of their common stock in a short period of time could adversely affect the trading price of our common stock. The interests of these Purchasers may not be in the best interests of all stockholders.

Required Stockholder Vote and Recommendation of Our Board of Directors

The Nasdaq Proposal requires the affirmative vote of a majority of the shares of our common stock present and in person or by proxy at the Meeting and entitled to vote thereon as of the Record Date, provided that a quorum is present. An abstention is effectively treated as a vote cast against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THIS PROPOSAL NO. 4.

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PROPOSAL NO. 5 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal

The SEC has adopted final rules requiring most public companies to provide stockholders with periodic advisory (non-binding) votes on executive compensation, also referred to as “say-on-pay” proposals. The Company is therefore now presenting the following proposal, which gives you as a stockholder the opportunity to endorse or not endorse the Company’s equity compensation program for the named executive officers listed under “Executive Compensation” in this proxy statement by voting for or against the following resolution.

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby approved.”

Pursuant to Rule 14a-21 of the Exchange Act, this vote will not be binding on the Board of Directors or the Compensation Committee and may not be construed as overruling a decision by the Board of Directors, creating or implying any change to the fiduciary duties of the Board of Directors or any additional fiduciary duty by the Board of Directors or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. The Compensation Committee, however, may take into account the outcome of the vote when considering future executive compensation arrangements.

Required Stockholder Vote and Recommendation of Our Board of Directors

In voting to approve the above resolution, stockholders may vote for the resolution, against the resolution or abstain from voting. This matter will be decided by the affirmative vote of a majority of the shares present in person or by proxy, provided that a quorum is present. An abstention is effectively treated as a vote cast against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THE RESOLUTION IN THE SAY-ON-PAY PROPOSAL

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PROPOSAL NO. 6 — ADVISORY VOTE ON THE FREQUENCY OF
FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Proposal

The SEC has also adopted final rules requiring most public companies to hold an advisory (non-binding) vote on the frequency of holding say-on-pay votes. Accordingly, as required by the SEC’s rules, the Company is including this proposal to give its stockholders the opportunity to inform it as to how often they wish the Company to include a say-on-pay proposal, similar to Proposal No. 5, in our proxy statements.

The Company is presenting this proposal, which gives you, as a stockholder, the opportunity to inform the Company as to whether you wish it to hold an advisory (non-binding) vote on executive compensation once every one year, two years, or three years, or you may abstain from voting on the proposal.

The Board of Directors recommends that you vote for every three (3) years as the desired frequency for the Company to hold a non-binding, advisory vote of the stockholders on executive compensation. The Company believes this frequency is appropriate for the reasons set forth below:

●	The Company’s equity compensation program for the named executive officers is designed to support long-term value creation, and a vote every three years will allow the stockholders to better judge the equity compensation program in relation to the Company’s long-term performance. The Company strives to ensure management’s interests are aligned with stockholders’ interests to support long-term value creation through its equity compensation program. To that end, the Company grants equity awards to vest over multi-year periods of service to encourage its named executive officers to focus on long-term performance, and recommend a vote every three years, which would allow the equity compensation to be evaluated over a similar time-frame and in relation to long-term performance.

●	A vote every three years will provide the Board of Directors and the Compensation Committee with the time to thoroughly respond to stockholders’ sentiments and implement any necessary changes. The Board of Directors and the compensation committee will carefully review changes to the executive compensation to maintain the effectiveness and credibility of the program, which is important in motivating and retaining the Company’s named executive officers. The Board of Directors therefore believes that a vote every three years is an appropriate frequency to provide the Board of Directors and the compensation committee sufficient time to thoughtfully consider stockholder’s input and to implement any changes to the equity compensation program, in light of the timing that would be required to implement any decisions related to such changes.

●	The Company will be open to input from our stockholders regarding the executive compensation program during the period between stockholder votes. The Company is open to input from stockholders regarding board and governance matters, as well as the equity compensation program. The Company believes that the stockholders’ ability to contact it and the Board of Directors at any time to express specific views on executive compensation, hold it accountable to stockholders and reduce the need for and value of more frequent advisory votes on executive compensation.

Required Stockholder Vote and Recommendation of Our Board of Directors

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the option recommended (on a non-binding advisory basis) by the stockholders under this proposal. An abstention will have no impact on the vote on this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THE “3 YEARS” SELECTION IN THE SAY-ON-FREQUENCY PROPOSAL.

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PROPOSAL NO. 7 — APPROVAL OF THE BIOTRICITY INC. 2023 EMPLOYEE STOCK PURCHASE PLAN

Proposal

On February 24, 2023, the Company’s Board of Directors approved the Company’s Employee Stock Purchase Plan (the “ESPP”) subject to approval of the ESPP by the Company’s shareholders. If the ESPP is approved, the Company will be authorized to offer eligible employees of the Company and its designated subsidiaries the ability to purchase shares of the Company’s common stock at a discount, subject to various limitations. The Board of Directors believes that the ESPP will promote broad-based ownership of common stock by employees and will help to align the interests of employees with those of the Company’s shareholders.

Overview

The ESPP is designed to allow eligible employees of the Company and its designated subsidiaries to purchase shares of the Company’s common stock with accumulated payroll deductions. The ESPP is divided into two components: the “Section 423 Offering” and the “Non-Section 423 Offering.” The Section 423 Offering is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The Non- Section 423 Offering is not intended to qualify under Section 423 of the Code and may be used to grant purchase rights to non-U.S. employees and other employees that may be designated by the ESPP administrator.

The key terms of the ESPP are described in the summary below. A copy of the ESPP is attached to this proxy statement as Annex B. Shareholders should read the ESPP in its entirety.

Summary of the ESPP Plan

Administration

The ESPP is administered by the Compensation Committee of the Company’s Board of Directors (the “Plan Administrator”). Subject to the terms and conditions of the ESPP, the Plan Administrator will have discretionary authority to administer and interpret the ESPP and to determine the terms and conditions of the offerings of common stock to be made under the ESPP. Subject to applicable laws and regulations, the Plan Administrator is authorized to delegate administrative authority under the ESPP to one or more officers of the Company or to other individuals or groups. The Plan Administrator’s interpretation of any provision of the ESPP or of any rights thereunder will be conclusive and binding on all persons. No member of the Board of Directors or the Compensation Committee or any other individual exercising administrative authority with respect to the ESPP will be liable for any action or determination made in good faith with respect to the ESPP.

Share Reserve

The initial maximum number of shares of common stock which will be authorized for sale under the ESPP is 5,000,000 shares. The shares purchasable under the ESPP will be shares of authorized but unissued, treasury shares or reacquired Common Stock, including shares repurchased by the Company on the open market. The Share Allocation will automatically increase annually as of the first day of the Company’s fiscal year beginning in 2023 equal to the least of (i) 5% of the outstanding Common Stock on a fully diluted basis as of the end of the Company’s immediately preceding fiscal year and (ii) a lesser amount determined by the Board; provided, however, that any shares from any such increases in previous years that are not actually issued shall continue to be available for issuance under the Plan.

Eligibility

Employees eligible to participate in the ESPP for a given offering generally include all employees who are employed by the Company or one of its subsidiaries. However, as permitted by Section 423 of the Code, the Plan Administrator may provide that any of the following employees are ineligible to participate in a given offering: (ii) highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code; (ii) certain non-U.S. employees; and (iii) others determined by the Plan Administrator and according to law. Further, an employee will not be eligible to participate if, immediately after the option to purchase stock in the offering otherwise would be granted, the employee would own (actually or constructively) 5% or more of the total combined voting power or value of all classes of stock of the Company, or of a subsidiary or parent corporation of the Company. Approximately 60 employees will be eligible to participate in the ESPP.

Participation

Employees will enroll under the ESPP by completing an Option Agreement permitting the deduction from their compensation of at least 1% of their compensation but not more than 15% (or such other maximum percentage as the Plan Administrator may establish before the Commencement Date) of their compensation during an Offering.). All accumulated payroll deductions will be credited to a notional account and applied to the purchase of shares on the exercise date of the offering.

No employee may be granted purchase rights under the Section 423 Offering that would permit the employee to purchase shares of common stock with a fair market value of more than $25,000 (determined at the time the purchase right is granted) under the ESPP during any calendar year, In addition, an employee may not purchase more than 2,500,000 shares.

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Offering

Under the ESPP, employees will be granted the right to purchase common stock at a discount during a series of successive offerings, the duration and timing of which will be determined by the Administrator. In no event may any single offering period be longer than 27 months.

The Purchase Price for each offering will be established by the Plan Administrator. With respect to the Section 423 Offering, in no case may such Purchase Price be less than the lesser of (i) an amount equal to 85 percent of the Fair Market Value on the Commencement Date, or (ii) an amount not less than 85 percent of the Fair Market Value on the Purchase Date.

In the event of financial hardship, an employee may withdraw from the ESPP by providing a request at least 20 Business Days before the end of the Offering Period. Otherwise, the employee will be deemed to have exercised the purchase right in full as of such exercise date. Upon exercise, the employee will purchase the number of whole shares that the participant’s accumulated payroll deductions will buy at the Purchase Price.

If an employee wants to decrease the rate of contribution, the employee must make a request at least 20 Business Days before the end of an Offering Period (or such earlier date as determined by the Plan Administrator).

An employee may not transfer any rights under the ESPP other than by will or the laws of descent and distribution. During a participant’s lifetime, purchase rights under the ESPP shall be exercisable only by the participant.

Corporate Transaction

In the event of a sale of all or substantially all of the shares or assets of the Company, or a merger or similar transaction in which the Company is not the surviving corporation or that results in the acquisition of the Company by another person, the Plan Administrator may, in its discretion: (i) if the Company is merged with or acquired by another corporation, provide that each outstanding Option will be assumed or exchanged for a substitute Option granted by the acquirer or successor corporation or by a parent or subsidiary of the acquirer or successor corporation, (ii) cancel each outstanding Option and return the balances in the Participants’ Accounts to the Participants, without interest, and/or (iii) terminate the Offering Period on or before the date of the proposed sale, merger or similar transaction.

Amendment and Termination

The Plan Administrator may amend, suspend or terminate the ESPP at any time, subject to shareholder approval where required by applicable law.

U.S. Federal Income Tax Consequences

The following is a general summary of certain United States federal income tax consequences related to the purchase of shares under the ESPP. This summary deals with general federal income tax principles under currently applicable law and is provided only for general information. Other taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed in this summary. For example, tax consequences for employees participating in the Non- Section 423 offering of the ESPP are not discussed in this summary. In any event, this summary is not intended as tax advice to ESPP participants, who should consult their own tax advisors regarding the tax consequences of participation in the ESPP.

The 423 offering of the ESPP is intended to qualify as an “employee stock purchase plan” under the provisions of Section 423 of the Code. Accordingly, under the applicable Code provisions for Section 423 employee stock purchase plans, no income will be taxable to an employee until the sale or other disposition of the shares purchased under the ESPP. This means that an employee will not recognize taxable income upon being granted a purchase right under the ESPP or upon the purchase of shares. Upon a sale or disposition of shares purchased under the ESPP, however, the employee generally will be subject to tax in an amount that depends upon the length of time the shares are held by the employee prior to disposing of them.

If the shares acquired under the Section 423 Offering of the ESPP are sold or disposed of more than two years from the date of grant and more than one year from the date of purchase, or if the employee dies while holding the shares (sometimes called a “qualifying disposition”), the employee (or the participant’s estate) generally will recognize compensation taxable as ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition (or death) over the purchase price, or (ii) an amount equal to the applicable discount from the fair market value of the shares as of the date of grant. The Company will not be entitled to a federal income tax deduction for any compensation income recognized by the employee in a qualifying disposition. Any additional gain recognized by the employee in such a qualifying disposition will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold in a qualifying disposition for a price that is less than the purchase price, there is no ordinary income and the participating employee generally would have a long-term capital loss for the difference between the purchase price and the sale price.

If shares acquired under the Section 423 Offering of the ESPP are sold or otherwise disposed of before the expiration of the holding periods described above (sometimes called a “disqualifying disposition”) at a price that is more than the purchase price, the employee will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares on the date the employee purchased the shares under the ESPP over the purchase price; and (ii) the Company will generally be entitled to a tax deduction for compensation expense in the amount of ordinary income recognized by the employee (subject to any applicable limitations on such deductions). Any additional gain on such sale or disposition will be long-term or short-term capital gain, depending on how long the shares were held following the date they were purchased by the employee prior to disposing of them. If the shares are sold or otherwise disposed of in a disqualifying disposition at a price that is less than the purchase price, the employee will recognize ordinary income equal to the excess of the fair market value of the shares on the date the employee purchased the shares under the ESPP over the purchase price (and the Company will generally be entitled to a corresponding deduction, subject to any applicable limitations on deductions), but the employee generally will have a capital loss equal to the difference between the sales price of the shares and the fair market value of the shares on the purchase date. The deductibility of any losses realized by participants under the ESPP may be subject to limitations under applicable law.

New Plan Benefits

Participation in the ESPP is voluntary and dependent on each eligible employee’s election to participate, as well as the level of payroll deductions elected by each participating employee. As a result, future benefits under the ESPP cannot be determined at this time.

Registration with the SEC

Promptly following approval of the ESPP by our shareholders, the Company intends to file a Registration Statement on Form S-8 with the SEC relating to the shares of the Company’s common stock reserved for issuance under the ESPP.

Required Stockholder Vote and Recommendation of Our Board of Directors

The affirmative vote of a majority of votes cast in person or by proxy is required for approval of the ESPP. Abstentions are not counted as votes cast on the proposal and will have no effect. Broker non-votes will not be counted.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THIS PROPOSAL NO. 7.

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PROPOSAL NO. 8 — APPROVAL OF THE REVERSE STOCK SPLIT

Proposal

Our board of directors has approved an amendment to our Articles of Incorporation, as amended, to combine the outstanding shares of our common stock into a lesser number of outstanding shares (a “Reverse Stock Split”).

If approved by our stockholders, this proposal would permit (but not require) the board of directors to effect a Reverse Stock Split of the outstanding shares of our common stock within one (1) year of the date the proposal is approved by stockholders, at a specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-ten (1-for-10) split, with the specific ratio to be fixed within this range by the board of directors in its sole discretion without further stockholder approval. We believe that enabling the board of directors to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders.

In fixing the ratio, the board of directors may consider, among other things, factors such as: the continued listing requirements of the Nasdaq Capital Market; the number of shares of our common stock outstanding; potential financing opportunities; and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of the amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by the board of directors based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, the board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Nevada, the board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

Any amendment to our certificate of incorporation to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the board of directors, within the range approved by our stockholders.

Reasons for the Reverse Stock Split

The Company’s primary reasons for approving and recommending the Reverse Stock Split is to increase the per share price and bid price of our common stock to regain compliance with the continued listing requirements of Nasdaq.

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On January 20, 2023, we received a written notice from Nasdaq notifying the Company that it was not in compliance with Nasdaq Listing Rule 5550(a)(2), which requires listed companies to maintain a minimum bid price of $1.00 per share (the “Bid Price Requirement”). Under Nasdaq Listing Rule 5810(c)(3)(A), the Company had been granted a period of 180 calendar days, or until July 19, 2023, to regain compliance with the Bid Price Requirement. To demonstrate compliance with this requirement, the closing bid price of our common stock needs to be at least $1.00 per share for a minimum of 10 consecutive business days before July 19, 2023.

Reducing the number of outstanding shares of common stock should, absent other factors, generally increase the per share market price of the common stock. Although the intent of the Reverse Stock Split is to increase the price of the common stock, there can be no assurance, however, that even if the Reverse Stock Split is effected, that the Company’s bid price of the Company’s common stock will be sufficient, over time, for the Company to regain or maintain compliance with the Nasdaq minimum bid price requirement.

Additionally, the Company believes the Reverse Stock Split will make its common stock more attractive to a broader range of investors, as it believes that the current market price of the common stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. The Company believes that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which in turn would enhance the liquidity of the holders of our common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split, that as a result of the Reverse Stock Split we will be able to meet or maintain a bid price over the minimum Bid Price Requirement of Nasdaq or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

The Board believes that the Reverse Stock Split will result in a more appropriate and effective structure for the Company and the resultant trading price would be more appealing to a wider range of investors and will reduce vulnerability to speculative day trading and short selling which generates price volatility.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, our Board took into consideration negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Even if our stockholders approve the Reverse Stock Split, our Board reserves the right not to effect the Reverse Stock Split if in our Board’s opinion it would not be in the best interests of the Company or our stockholders to effect such Reverse Stock Split.

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Potential Effects of the Proposed Amendment

If our stockholders approve the Reverse Stock Split and the board of directors effects it, the number of shares of common stock issued and outstanding will be reduced, depending upon the ratio determined by the board of directors. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split will not change the terms of the common stock. Additionally, the Reverse Stock Split will have no effect on the number of common stock that we are authorized to issue. After the Reverse Stock Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock will remain fully paid and non-assessable.

After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

Registered “Book-Entry” Holders of Common Stock

Our registered holders of common stock hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with statements reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split common stock.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split common stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for appropriate number of shares of post-Reverse Stock Split common stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

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Effect of the Reverse Stock Split on Outstanding Stock Options and Warrants

Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Stock Split ratio.

Accounting Matters

The proposed amendment to our Articles of Incorporation will not affect the par value of our common stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced in the same proportion as the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated for prior periods to conform to the post-Reverse Stock Split presentation.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

●	an individual citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

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If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the ordinary shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in in this proposal.

Required Stockholder Vote and Recommendation of Our Board of Directors

The affirmative vote of the holders of shares of Common Stock representing a majority of the voting power of all issued and outstanding Common Stock is required for the approval of the authorization of the Board to effect a reverse stock split while maintaining the Company’s authorized shares of common stock. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposal as they will not be counted toward reaching a majority of the issued and outstanding shares.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THIS PROPOSAL NO. 8.

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PROPOSAL NO. 9 – ADJOURNMENT PROPOSAL

Proposal

The Company is asking you to approve a proposal to adjourn the Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve the Equity Plan Proposal or the other proposals being considered at the Meeting.

If the Company’s stockholders approve the Adjournment Proposal, it could adjourn the Meeting and any adjourned session of the Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against the approval of the Equity Plan Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of the Equity Plan Proposal or any of the other proposals such that the Equity Plan Proposal or such other proposal would be defeated, we could adjourn the Meeting without a vote on the Equity Plan Proposal or such other proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Equity Plan Proposal or such other proposal.

Required Stockholder Vote and Recommendation of Our Board of Directors

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares present at the Meeting, whether in person or by proxy, provided that a quorum is present. An abstention is effectively treated as a vote cast against the Adjournment Proposal. Broker non-votes and failures of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote in person by ballot at the Meeting will have no effect on the outcome of the vote on the Adjournment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THE ADJOURNMENT PROPOSAL.

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DIRECTORS, OFFICERS AND KEY EMPLOYEES

Set forth below are the Company’s Directors, and Executive Officers and key employees as of December 31, 2022, together with an overview of their professional experience and expertise.

Name	Age	Position
Waqaas Al-Siddiq	38	President, Chief Executive Officer and Chairman of the Board of Directors
David A. Rosa	58	Director
Ronald McClurg	64	Director
Chester White	58	Director
John Ayanoglou	56	Chief Financial Officer

Waqaas Al-Siddiq: President, Chief Executive Officer and Chairman of the Board of Directors. Waqaas Al-Siddiq is the founder of iMedical and has been its Chairman and Chief Executive Officer since inception in July 2014. Prior to that, from July 2010 through July 2014, he was the Chief Technology Officer of Sensor Mobility Inc., a Canadian private company engaged in research and development activities within the remote monitoring segment of preventative care and that was acquired by iMedical in August 2014. Mr. Al-Siddiq also provided consulting services with respect to technology strategy during this time. Mr. Al-Siddiq serves as a member of the Board of Directors as he is the founder of iMedical and his current executive position with the Company. We also believe that Mr. Al-Siddiq is qualified due to his experience as an entrepreneur and raising capital.

David Rosa: Director. Mr. Rosa has been a director of the Company since May 3, 2016. In addition, he is a director and Chairman of the board for Neuro Event Labs, a privately held company based in Finland that is developing a diagnostic epilepsy video technology. He currently also serves as the CEO and President of NeuroOne, a medical technology company, having served in various capacities since October 2016. He was the CEO and President of Sunshine Heart, a publicly-held early-stage medical device company, from October 2009 through November 2015. From 2008 to November 2009, Mr. Rosa served as CEO of Milksmart, a company that specializes in medical devices for animals. From 2004 to 2008, Mr. Rosa served as the Vice President of Global Marketing for Cardiac Surgery and Cardiology at St. Jude Medical. He is a member of the Board of Directors of QXMedical, a Montreal-based medical device company, and other privately-held companies. We believe Mr. Rosa is qualified to serve as a director due to his senior leadership experience in the medical device industry, and his expertise in market development, clinical affairs, commercialization and public and private financing as well as his strong technical, strategic and global operating experience.

Ronald McClurg: Director. Mr. McClurg has served as Chief Financial Officer of NeuroOne Medical Technologies Corp. since 2021. He is a senior financial executive with experience leading the finance, administrative and IT functions in private and public companies. From 2003 to 2019, Mr. McClurg was the Vice President, Finance & Administration and Chief Financial Officer for Incisive Surgical, Inc. Prior to 2002, Mr. McClurg serviced as Chief Financial Officer of several publicly-held companies. We believe that Mr. McClurg is qualified to serve as a director due to his extensive background in corporate finance.

Chester White: Director. Mr. White has 35 years investment management and financial advisory experience investing in and advising emerging growth technology companies in the technology segments including AI, Robotics, Genetics, Mobility, FinTech, MedTech, GreenTech, Internet/Cloud and EnablingTech. He is recognized as one of the top Wallstreet analysts covering the Internet and Cloud segment speaking at industry forums and public venues such as CNBC and CNN. From 1986 to 1996 he served as a VP of Investment at Paine Webber (acquired by UBS) and Dean Witter (acquire by Morgan Stanley). He began his institutional investment career as a sell side analyst in 1996 at LH Friend and SVP of emerging technology equity research at Wells Fargo. He went on to become an MD of Technology Investment Banking at MCF & Co. and Managing Director of Griffin Partners LLC. In 2014 he founded Helios Alpha Fund, LP, an emerging growth technology hedge fund focused on sustainability and innovation. Chet has an MBA from University of Southern California; B.S. in Finance, University of Maryland, Stanford / Coursera Machine Learning, Member of SF CFA Society.

John Ayanoglou: Chief Financial Officer. Mr. Ayanoglou has served as our Chief Financial Officer since 2017 and has served as Chief Financial Officer of four other companies during his career, three of which were publicly-listed. Mr. Ayanoglou currently serves as a director of DX Mortgage Investment Corporation (2019), Green Sky Labs (2020) and Omega Wealthguard (2020). From 2011 to 2017, Mr. Ayanoglou served as Executive Vice President of Build Capital. Prior to this, he served as Chief Financial Officer and Senior Vice President of Equitable Group Inc. (TSX: ETC) and its wholly owned subsidiary, Equitable Bank, Canada’s 9th largest financial institution, during the global banking crisis of 2008 to 2011. Mr. Ayanoglou also served as CFO, Vice President and Corporate Secretary of Xceed Mortgage Corporation (TSX: XMC), from 2004 to 2008. He launched his career in financial services while providing advisory services to clients at PricewaterhousCoopers LLP and working for Scotiabank and TD Bank. He is a chartered accountant and a member of CPA Canada. He received his ICD.D designation from the Institute of Corporate Directors at the Rotman School of Business.

There are no family relationships among any of our current officers and directors.

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CORPORATE GOVERNANCE

The business and affairs of the Company are managed under the direction of our Board of Directors, which is comprised of Mr. Al-Siddiq, Mr. Rosa, Mr. McClurg and Mr. White.

Code of Ethics

We adopted a Code of Business Conduct and Ethics as of April 12, 2016, that applies to, among other persons, our principal executive officers, principal financial officer, principal accounting officer or controller, and persons performing similar functions. Our Code of Business Conduct and Ethics is available on our website www.biotricity.com.

Involvement in Certain Legal Proceedings

Except as disclosed in the bios above, the Company’s Directors and Executive Officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.	being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being subject of, or a party to, any federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Committees

The Company’s Board of Directors has established three standing committees: an audit committee, a nominating and corporate governance committee and a compensation committee, which are described below.

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Audit Committee

The Audit Committee, among other things, is responsible for:

●	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

●	helping to ensure the independence and performance of the independent registered public accounting firm;

●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

●	reviewing our policies on risk assessment and risk management;

●	reviewing related party transactions;

●	obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

●	approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the NASDAQ Stock Market. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee is financially literate, and that Chester White meets the qualifications of an Audit Committee financial expert. The Audit Committee consists of David A. Rosa, Chester White, and Ronald McClurg. Chester White is the chairman of the Audit Committee.   Patricia Kennedy and Norman Betts were each a member of the Audit Committee until their resignations from the Board in August 2022. During the fiscal year ended March 31, 2022, the Audit Committee met 4 times.

Compensation Committee

The functions of the compensation committee include:

●	reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;

●	reviewing and recommending that our Board approve the compensation of our directors;

●	reviewing and approving, or recommending that our Board approve, the terms of compensatory arrangements with our executive officers;

●	administering our stock and equity incentive plans;

●	selecting independent compensation consultants and assessing conflict of interest compensation advisers;

●	reviewing and approving, or recommending that our Board approve, incentive compensation and equity plans; and;

●	reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy.

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The Board has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. The Compensation Committee consists of David Rosa. Dave Rosa is the chairman of the Compensation Committee. During the fiscal year ended March 31, 2022, the Compensation Committee met 2 times. Steve Salmon was a member of the Compensation Committee until his resignation from the Board in May 2022.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, among other things, is responsible for:

●	identifying and screening individuals qualified to become members of the Board, consistent with the criteria approved by the Board;

●	making recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a stockholder vote at the annual meeting of stockholders;

●	developing and recommending to the Board a set of corporate governance guidelines applicable to the Company, to review these principles at least once a year and to recommend any changes to the Board;

●	overseeing the Company’s corporate governance practices and procedures, including identifying best practices and reviewing and recommending to the Board for approval any changes to the documents, policies and procedures in the Company’s corporate governance framework, including its certificate of incorporation and by-laws; and

●	developing subject to approval by the Board, a process for an annual evaluation of the Board and its committees and to oversee the conduct of this annual evaluation.

The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of David Rosa, with Mr. Rosa serving as chairman. Patricia Kennedy was a member of the Nominating and Corporate Governance Committee until her resignation from the Board in August 2022. During the fiscal year ended March 31, 2022, the Nominating and Corporate Governance Committee met 2 times.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our common stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and executive officers, we believe that all reporting requirements for fiscal year 2022 were complied with by each person who at any time during the 2022 fiscal year was a director or an executive officer or held more than 10% of our common stock, except John Ayanoglou has filed a Form 4 report late related to the granting of warrants granted on various dates pursuant to the Company’s agreement to compensate him.

Board Diversity

The table below provides certain highlights of the diversity characteristics of our directors:

Board Diversity Matrix (As of March 2, 2023)
Total Number of Directors - 4
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		4

Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

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EXECUTIVE COMPENSATION

ITEM 11. EXECUTIVE COMPENSATION

Summary Compensation Table

The following table set forth certain information as to the compensation paid to the executive officers of the Company and iMedical, its predecessor, for the fiscal years ended March 31, 2022 and March 31, 2021.

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards	Option/Warrant Awards(1)	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Waqaas Al-Siddiq	2022	$480,000	$225,000		$169,513		$12,000	$886,513
Chief Executive	2021	$390,000	$195,000		$294,286		$12,000	$891,286
Officer

John Ayanoglou	2022	$300,000	$75,000		$504,910		$12,000	$891,910
Chief Financial	2021	$225,000			$194,677		$12,000	$431,677
Officer

(1)	Amounts shown as option awards for Mr. Ayanoglou were granted as warrants, while he was not a member of the Company’s options program.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

Waqaas Al-Siddiq

We entered into an employment agreement with Mr. Al-Siddiq dated as of April 10, 2020. Pursuant to the Employment Agreement, Mr. Al-Siddiq (“Executive”) will continue to serve as the Corporation’s Chief Executive Officer. The term of the Employment Agreement is for 12 months unless it is earlier terminated pursuant to its terms and it shall be automatically renewed for successive one year periods until the Executive or the Company delivers to the other party a written notice of their intent not to renew the employment term at least 30 days prior to the expiration of the then effective employment term. During the term of the Employment Agreement, Executive salary was initially $390,000, subject to any increase approved by the Company’s board. For the year ended March 31, 2022, Mr. Al-Sidddiq’s salary was $480,000 per annum. Under the Employment Agreement, the Executive is eligible to earn a cash and/or equity bonus of up to 50% of his then annual salary. In the event that the Executive is terminated without just cause or terminates for good reason (as these terms are defined in the Employment Agreement), the Executive will be entitled to a severance payment equal to 12 months of salary paid on a monthly basis and accrued but unused vacation. Mr. Al-Siddiq is also compensated through period, approved option grants.

This summary is qualified in all respects by the actual terms of the employment agreement, which was filed as Exhibit 10.1 to our current report on Form 8-K on April 13, 2020

John Ayanoglou

In connection with Mr. Ayanoglou’s official appointment as Chief Financial Officer effective as of October 27, 2017, the Company agreed to pay Mr. Ayanoglou an initial base salary of $200,000, subject to approved increases and an approved cash or equity bonus. Mr. Ayanoglou’s base salary for calendar 2021 and 2022 is set at $300,000. In addition, the Company agreed to grant Mr. Ayanoglou warrants to purchase 200,000 shares of the Company’s common stock, during each year of his tenure, granted in equal quarterly installments starting with the first fiscal quarter of employment. The warrants vest monthly on a pro-rata basis over a period of 12 months, with the same 10-year term and the same rights and protections as executive options awarded under the Company’s 2016 Equity Incentive Plan. As of December 31, 2020, the Company extended the expiry dates for 788,806 previously issued warrants to extend their term from 3 to 10 years in accord with the same term extension made to the options of all other company employees in fiscal 2020. As part of this revision in terms, 288,806 of these same warrants previously issued and expensed were repriced to reflect current market conditions.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information about the number of outstanding equity awards held by our named executive officers at March 31, 2022.

	Option awards(1)					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested as of 12/31/15 ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

Waqaas Al-Siddiq	4,499,974	700,000	-	$1.05 to $5.44	July 12, 2026 to April 7, 2030	-	-	-	-

John Ayanoglou	1,026,400	-	-	$0.48 to $3.50	December 30, 2028 to March 30, 2032	-	-	-	-

(1)	Amounts shown as option awards for Mr. Ayanoglou were granted as warrants, having the same expiration term and rights that are the same or similar to other executive options, while he was not a member of the Company’s options program.

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DIRECTOR COMPENSATION

The following table sets forth a summary of the compensation for our non-employee directors during the fiscal years ended March 31, 2022 and March 31, 2021.

Name	Year	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Dr. Norman M. Betts (1)	2022	$24,000	$126,000	-	-	-	-	$150,000
	2021	$24,000	$126,000	-	-	-	-	$150,000

Patricia Kennedy (2)	2022	$24,000	-	$126,000	-	-	-	$150,000
	2021	$24,000	-	$126,000	-	-	-	$150,000

David A. Rosa	2022	$36,000	$85,326	$63,000	-		-	$184,326
	2021	$36,000	-	$289,486	-	-	-	$325,946

Steve Salmon (3)	2022	$24,000	-	$126,000	-	-	-	$150,000
	2021	$24,000	-	$126,000	-	-	-	$150,000

(1)	Mr. Betts resigned from the board on August 5, 2022.
(2)	Ms. Kennedy resigned from the board on August 5, 2022.
(3)	Mr. Salmon resigned from the board on May 2, 2022.

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TRANSACTIONS WITH RELATED PERSONS

None.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF BIOTRICITY INC.

The following table shows the beneficial ownership of our common stock as of February 27, 2023, held by (i) each person known to us to be the beneficial owner of more than five percent of our common stock; (ii) each director; (iii) each executive officer; and (iv) all directors, director nominees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Shares of common stock subject to options and warrants currently exercisable or which may become exercisable within 60 days of February 27, 2023 are deemed outstanding and beneficially owned by the person holding such options or warrants for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

The following table assumes 52,514,582 shares are outstanding as of February 27, 2023, consisting of 51,047,864 shares of common stock and 1,466,718 Exchangeable Share common stock equivalents. The percentages below assume the exchange by all of the holders of Exchangeable Shares of iMedical for an equal number of shares of our common stock in accordance with the terms of the Exchangeable Shares. Unless otherwise indicated, the address of each beneficial holder of our common stock is our corporate address.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	% of Shares of Common Stock Beneficially Owned
Waqaas Al-Siddiq (1)	8,926,486	14.53%
Isa Khalid Abdulla Al-Khalifa	2,814,594	5.09%
Riazul Huda (2)	1,223,260	2.28%
John Ayanoglou (3)	1,370,155	2.54%
David A. Rosa (3)	658,107	*
Chester White (3)	754,862
Ronald McClurg*	0	*
All directors and executive officers as a group (1)(2)(3)	11,709,610	19.98%

* Less than 1%

1) Includes an option to purchase an aggregate of 4,214,150 of the Company’s board of directors. Excludes an additional 1,429,167 shares underlying such options that are not exercisable within 60 days of February 27, 2023.

(2) Of such shares, 544,711 are held indirectly by 1903790 Ontario Inc., for which Mr. Huda has voting and dispositive control.

(3) Includes warrants that were granted during 2017 to 2023, that were exercisable within 60 days of February 27, 2023.

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HOUSEHOLDING OF MATERIALS

In some instances, only one copy of the proxy materials is being delivered to multiple Stockholders sharing an address, unless the Company has received instructions from one or more of the Stockholders to continue to deliver multiple copies. The Company will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a Stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call the Company at (650) 832-1626, or send a written request to Biotricity Inc., 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065, Attention: Chief Executive Officer. If you wish to receive a separate copy of the proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call the Company at the telephone number or write the Company at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling the Company at the telephone number or writing to the Company at the address listed above.

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING

The Company’s bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of the annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder.

Stockholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2023 must have been received by the Company no later than November 8, 2023. If the date of the 2023 annual meeting is moved by more than 30 days before or after the anniversary date of the Meeting, then the deadline for inclusion of a stockholder proposal in our proxy materials for the 2023 annual meeting is instead a reasonable time before the Company begins to print and send its proxy materials for that meeting. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Exchange Act.

Notice to the Company of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the 2023 annual meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

A copy of the full text of the Company’s Bylaws may be obtained upon written request to Biotricity Inc., 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065, Attention: Chief Executive Officer.

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OTHER MATTERS

The Board of Directors knows of no other matter before the Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

ANNUAL REPORT

Upon written request to Biotricity Inc., 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065, Attention: Chief Executive Officer, the Company will provide without charge to each person requesting a copy of the Company’s 2023 Annual Report, including financial statements filed therewith. The Company will furnish a requesting Stockholder with any exhibit not contained therein upon specific request. In addition, this proxy statement as well as the Company’s 2022 Annual Report, are available on the Company’s website at https://www.biotricity.com/.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Waqaas Al-Siddiq
Waqaas Al-Siddiq
President, Chief Executive Officer and Chairman of the Board of Directors

If you would like to request documents from the Company, please do so by March 17, 2023 to receive them before the Meeting. If you request any documents from the Company, the Company will provide them, without charge, by first class mail or equally prompt means, within one business day of receipt of such request (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this proxy statement incorporates). A list of stockholders will be available for inspection by stockholders of record during business hours at the Company’s corporate headquarters at 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065, for five business days prior to the Meeting and will also be available for review at the Meeting.

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Annex A

BIOTRICITY INC.

2023 INCENTIVE PLAN

SECTION 1. PURPOSE

The purpose of the Biotricity Inc. 2023 Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s stockholders.

SECTION 2. DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ADMINISTRATION

3.1 Administration of the Plan

(a) The Plan shall be administered by the Board or the Compensation Committee, which shall be composed of two or more directors.

(b) The members of the Compensation Committee shall meet the independence requirements of the applicable stock exchange upon which the Common Stock is listed. If any member of the Compensation Committee does not qualify as a “non-employee director” for purposes of Rule 16b-3 promulgated under the Exchange Act, then Awards under the Plan for the executive officers of the Company and Nonemployee Directors shall be administered by a subcommittee consisting of each Compensation Committee member who qualifies as a “non-employee director.” If fewer than two Compensation Committee members qualify as “non-employee directors,” then the Board shall appoint one or more other Board members to such subcommittee who do qualify as “non-employee directors,” so that the subcommittee will at all times consist of two or more members all of whom qualify as “non-employee directors” for purposes of Rule 16b-3 promulgated under the Exchange Act.

(c) Notwithstanding the foregoing, and to the extent consistent with applicable law, the Board or Compensation Committee may also delegate concurrent responsibility for administering the Plan, including with respect to designated classes of Eligible Persons, to other committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to grants of Awards to Participants who are subject to Section 16 of the Exchange Act. Members of any such committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act. All references in the Plan to the “Committee” shall be to the Board.

3.2 Administration and Interpretation by Committee

(a) Except for the terms and conditions explicitly set forth in the Plan, and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (viii) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (ix) delegate ministerial duties to such of the Company’s employees as it so determines; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b) The Committee shall have the right, without stockholder approval, to (i) lower the exercise or grant price of an Option or SAR after it is granted; (ii) cancel an Option or SAR at a time when its exercise or grant price exceeds the Fair Market Value of the underlying stock, in exchange for cash, another option or stock appreciation right, restricted stock, or other equity award; or (iii) take any other action that is treated as a repricing under generally accepted accounting principles.

(c) The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s reduction in hours of employment or service or working less than full-time shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Compensation Committee, whose determination shall be final.

(d) Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Committee may determine its actions.

SECTION 4. SHARES SUBJECT TO THE PLAN

4.1 Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 15.1, the aggregate maximum number of shares of Common Stock available for issuance under the Plan shall be:

(a) 5,000,000 shares; plus

(b) an annual increase to be added as of the first day of the Company’s fiscal year beginning in 2023 equal to the least of (i) 10% of the outstanding Common Stock on a fully diluted basis as of the end of the Company’s immediately preceding fiscal year, (ii) 5,000,000 shares, and (iii) a lesser amount determined by the Board; provided, however, that any shares from any such increases in previous years that are not actually issued shall continue to be available for issuance under the Plan; plus

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(c) Reserved.

4.2 Share Usage

(a) Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder, is settled in cash in lieu of shares of Common Stock, or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an Award that is settled in cash, or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award. Notwithstanding the foregoing, any shares of Common Stock tendered by a Participant or retained by the Company as full or partial payment to the Company for the exercise or purchase price of an Award, or to satisfy tax withholding obligations in connection with an Award, shall not again be available for Awards under the Plan.

(b) The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c) Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Committee, the shares available for grant pursuant to the terms of such preexisting plans (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of securities of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants

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(d) Notwithstanding any other provisions in this Section 4.2 to the contrary, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15.1.

SECTION 5. ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

SECTION 6. AWARDS

6.1 Form, Grant and Settlement of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.2 Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3 Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of any Award. If any such deferral election is permitted or required, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred stock unit equivalents. Deferral of any Award or payment thereunder shall comply with all applicable law, rules and regulations, and shall satisfy either the requirements for exemption from Section 409A or the requirements of Section 409A as determined by the Committee prior to such deferral.

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6.4 Dividends and Distributions

Participants may, if the Committee so determines, be credited with dividends or dividend equivalents paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units. Notwithstanding the foregoing, any dividends or dividend equivalents credited to an Award shall accrue and be paid only to the extent the Award becomes vested or payable. Also, notwithstanding the foregoing, crediting of dividends or dividend equivalents must comply with or qualify for an exemption under Section 409A.

SECTION 7. OPTIONS

7.1 Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2 Option Exercise Price

Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date (and not less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards.

7.3 Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option (the “Option Term”) shall be ten years from the Grant Date. For Incentive Stock Options, the Option Term shall be as specified in Section 8.4.

7.4 Exercise of Options

(a) The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time. If not so established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Committee at any time:

Period of Participant’s Continuous Employment or Service with the Company or Its Related Companies from the Vesting Commencement Date	Portion of Total Option That Is Vested and Exercisable
After 1 year	1/4th
After each additional one-month period of continuous service completed thereafter	An additional 1/48th
After 4 years	100%

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(b) To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5 Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

(a) cash;

(b) check or wire transfer;

(c) having the Company withhold shares of Common Stock that would otherwise be issued on exercise of a Nonqualified Stock Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(d) tendering (either actually or, if and for as long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(e) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any tax withholding obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(f) such other consideration as the Committee may permit.

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7.6 Effect of Termination of Service

(a) The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time. If not so established and set forth in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Committee at any time:

(i) Any portion of an Option that is not vested and exercisable on the date of a Participant’s Termination of Service shall expire on such date.

(ii) Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earliest to occur of:

(1) if the Participant’s Termination of Service occurs for reasons other than Cause, Retirement, Disability or death, the date that is three months after such Termination of Service;

(2) if the Participant’s Termination of Service occurs by reason of Retirement, Disability or death, the one-year anniversary of such Termination of Service; and

(3) the Option Expiration Date.

(b) Notwithstanding the foregoing, if a Participant dies after the Participant’s Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Committee determines otherwise.

(c) Also notwithstanding the foregoing, in case a Participant’s Termination of Service occurs for Cause, all Options granted to the Participant, whether vested or unvested, shall automatically expire and terminate upon first notification to the Participant of such termination, unless the Committee determines otherwise. If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant’s Termination of Service, any Option then held by the Participant may be immediately terminated by the Committee, in its sole discretion.

(d) If the exercise of the Option following a Participant’s Termination of Service, but while the Option is otherwise exercisable, would be prohibited solely because the issuance of Common Stock would violate either the registration requirements under the Securities Act or the Company’s insider trading policy, then the Option shall remain exercisable until the earlier of (i) the Option Expiration Date or (ii) the expiration of a period of three months (or such longer period of time as determined by the Committee in its sole discretion) after the Participant’s Termination of Service during which the exercise of the Option would not be in violation of such Securities Act or insider trading policy requirements.

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SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provision of the Plan to the contrary, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code or any successor provision, and any applicable regulations thereunder, including, to the extent required thereunder, the following:

8.1 Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2 Eligible Employees

Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options.

8.3 Exercise Price

Incentive Stock Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date and, in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Stockholder”), shall be granted with an exercise price per share not less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.4 Option Term

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not exceed five years.

8.5 Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the date of a Participant’s termination of employment if termination was for reasons other than death or disability, (b) more than one year after the date of a Participant’s termination of employment if termination was by reason of disability, or (c) more than six months following the first day of a Participant’s leave of absence that exceeds three months, unless the Participant’s reemployment rights are guaranteed by statute or contract.

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8.6 Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise. A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7 Code Definitions

For the purposes of this Section 8, “disability,” “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

8.8 Stockholder Approval

If the stockholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan (or the Board’s adoption of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code), Incentive Stock Options granted under the Plan after the date of the Board’s adoption (or approval) will be treated as Nonqualified Stock Options. No Incentive Stock Options may be granted more than ten years after the earlier of the approval of the Plan by the Board or the stockholders (including any such approval of an amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code).

SECTION 9. STOCK APPRECIATION RIGHTS

9.1 Grant of Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion. A SAR may be granted in tandem with an Option (“tandem SAR”) or alone (“freestanding SAR”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. A SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2 Payment of SAR Amount

Upon the exercise of a SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of a SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

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9.3 Waiver of Restrictions

The Committee, in its sole discretion, may waive any other terms, conditions or restrictions on any SAR under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1 Grant of Stock Awards, Restricted Stock and Stock Units

The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2 Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions on Restricted Stock or Stock Units, as determined by the Committee, (a) the shares covered by each Award of Restricted Stock shall become freely transferable by the Participant subject to the terms and conditions of the Plan, the instrument evidencing the Award, and applicable securities laws, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

10.3 Waiver of Restrictions

The Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 11. PERFORMANCE AWARDS

11.1 Performance Shares

The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Notwithstanding the foregoing, and subject to Section 18.5, the amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

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11.2 Performance Units

The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Notwithstanding the foregoing, and subject to Section 18.5, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

SECTION 12. OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 13. WITHHOLDING

(a) The Company may require the Participant to pay to the Company or a Related Company, as applicable, the amount of (i) any taxes that the Company or a Related Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (ii) any amounts due from the Participant to the Company or to any Related Company (“other obligations”). Notwithstanding any other provision of the Plan to the contrary, the Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

(b) The Committee, in its sole discretion, may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (i) paying cash to the Company or a Related Company, as applicable, (ii) having the Company or a Related Company, as applicable, withhold an amount from any cash amounts otherwise due or to become due from the Company or a Related Company to the Participant, (iii) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (iv) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld or tendered may not exceed the employer’s applicable minimum required tax withholding rate or such other applicable rate as is necessary to avoid adverse treatment for financial accounting purposes, as determined by the Plan Administrator in its sole discretion.

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SECTION 14. ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent, at the discretion of the Committee, the instrument evidencing the Award permits the Participant to designate one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. Notwithstanding the foregoing, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award without consideration, subject to such terms and conditions as the Committee shall specify.

SECTION 15. ADJUSTMENTS

15.1 Adjustment of Shares

(a) In the event that, at any time or from time to time, a stock dividend, stock split, spin off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend that has a material effect on the price of Common Stock, or other similar occurrence occurs, or a change in the Company’s corporate or capital structure results in (i) outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (ii) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments as it, in its sole discretion, deems appropriate in: (A) the maximum number and kind of securities available for issuance under the Plan; (B) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; and (C) the number and kind of securities that are subject to any outstanding Award and, if applicable, the per share price of such securities.

(b) Adjustments, if any, and any determinations or interpretations made by the Committee as to whether any adjustment shall be made, including any determination of whether a distribution is other than a normal cash dividend or is a cash dividend that will have a material effect on the price of issued shares, and the terms of any of the foregoing adjustments shall be conclusive and binding.

(c) Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Change in Control shall not be governed by this Section 15.1 but shall be governed by Sections 15.2 and 15.3, respectively.

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15.2 Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

15.3 Change of Control

(a) Notwithstanding any other provision of the Plan to the contrary, unless the Committee determines otherwise with respect to a particular Award in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Change of Control, if and to the extent an outstanding Award is not converted, assumed, substituted for or replaced by the Successor Company, then such Award shall terminate upon effectiveness of the Change of Control. Prior to the Change of Control, the Plan Administrator may approve accelerated vesting and/or lapse of forfeiture or repurchase restrictions with respect to all or a portion of the unvested portions of such Awards, any such determinations to be made by the Plan Administrator in its sole discretion. If and to the extent the Successor Company converts, assumes, substitutes for or replaces an outstanding Award, all vesting and/or exercisability restrictions and/or forfeiture and/or repurchase provisions applicable to such Award shall continue with respect to any shares of the Successor Company or other consideration that may be received with respect to such Award. Without the consent of any Participant, the Plan Administrator may dispose of Awards that are not vested as of the effective date of such Change of Control in any manner permitted by applicable laws, including (without limitation) the cancellation of such Awards without the payment of any consideration.

(b) For the purposes of Section 15.3(a), an Award shall be considered converted, assumed, substituted for or replaced by the Successor Company if following the Change of Control the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control. The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.

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(c) Notwithstanding the foregoing, the Committee, in its sole discretion, may instead provide in the event of a Change of Control that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Change of Control and that each such Participant shall be entitled to receive, in exchange therefor, a cash payment equal to the amount (if any) by which (i) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Awards (either to the extent (if any) then vested and exercisable, or subject to restrictions and/or forfeiture provisions, or whether or not then vested and exercisable, or subject to restrictions and/or forfeiture provisions, as determined by the Committee in its sole discretion) exceeds (ii) if applicable, the respective aggregate exercise, grant or purchase price payable with respect to shares of Common Stock subject to such Awards.

(d) For the avoidance of doubt, nothing in this Section 15.3 requires all Awards, or portions of Awards, to be treated similarly.

15.4 Further Adjustment of Awards

Subject to Sections 15.2 and 15.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or other similar transaction, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or other similar transaction that is the reason for such action.

15.5 No Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

15.6 Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment, and any fractional shares resulting from such adjustment shall be disregarded.

15.7 Section 409A

Subject to Section 18.5, but notwithstanding any other provision of the Plan to the contrary, (a) any adjustments made pursuant to this Section 15 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A and (b) any adjustments made pursuant to this Section 15 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A.

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SECTION 16. MARKET STANDOFF

(a) In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, a Participant shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any securities of the Company however or whenever acquired (except for those being registered) without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time as may be requested by the Company or such underwriters; provided, however, that in no event shall such period exceed (i) 180 days after the effective date of the registration statement for such public offering or (ii) such longer period requested by the underwriters as is necessary to comply with regulatory restrictions on the publication of research reports (including, but not limited to, FINRA Rule 2241, or any amendments or successor rules). Participant shall execute an agreement reflecting the limitation of this Section 16 as may be requested by the underwriters at the time of such public offering. The limitations of this Section 16 shall in all events terminate two years after the effective date of the Company’s initial public offering.

(b) In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s outstanding Common Stock effected as a class without the Company’s receipt of consideration, any new, substituted or additional securities distributed with respect to the shares issued under the Plan shall be immediately subject to the provisions of this Section 16, to the same extent the shares issued under the Plan are at such time covered by such provisions.

In order to enforce the limitations of this Section 16, the Company may impose stop-transfer instructions with respect to the shares until the end of the applicable standoff period.

SECTION 17. AMENDMENT AND TERMINATION

17.1 Amendment, Suspension or Termination

The Board may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan. Subject to Section 17.3, the Board may amend the terms of any outstanding Award, prospectively or retroactively.

17.2 Term of the Plan

The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, on or before the day immediately preceding the tenth (10th) anniversary of the Effective Date. After the Plan is terminated, no future Awards may be granted under the Plan, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

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17.3 Consent of Participant

(a) The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions.

(b) Subject to Section 18.5, but notwithstanding any other provision of the Plan to the contrary, the Board shall have broad authority to amend the Plan or any outstanding Award without the consent of any Participant to the extent the Board deems necessary or advisable to comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules or other applicable law, rule or regulation.

SECTION 18. GENERAL

18.1 No Individual Rights

(a) No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

(b) Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

18.2 Issuance of Shares

(a) Notwithstanding any other provision of the Plan to the contrary, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

(b) The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

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(c) As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

(d) To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on an uncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3 Indemnification

(a) Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf.

(b) The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4 No Rights as a Stockholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award or an Award of Restricted Stock, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

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18.5 Compliance with Laws and Regulations

(a) In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

(b) The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan shall comply with the deferral, payout, plan termination and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions; provided, however, that the Committee makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i) to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A. In addition, if the Participant is a “specified employee,” within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death. Notwithstanding any other provision of the Plan to the contrary, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A.

18.6 Participants in Other Countries or Jurisdictions

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan, as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

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18.7 No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8 Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9 Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10 Choice of Law and Venue

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of New York without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of New York.

18.11 Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

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SECTION 19. EFFECTIVE DATE

The effective date (the “Effective Date”) is the date on which the Plan is adopted by the Board. In addition, to the extent necessary to comply with applicable law, regulation or stock exchange rule, stockholder approval of the Plan shall be obtained

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APPENDIX A

DEFINITIONS

As used in the Plan, the following terms shall be defined as provided below:

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Acquisition Price” means the value of the per share consideration (whether consisting of cash, securities or other property, or otherwise) receivable or deemed receivable upon a Change of Control in respect of a share of Common Stock, as determined by the Committee in its sole discretion. For the avoidance of doubt, the Plan Administrator’s discretion will include determining whether and to what extent the Acquisition Price will reflect any escrows, holdbacks, purchase price adjustments or other contingencies that occur after the closing of such Change of Control and that affect the total consideration receivable or deemed receivable in respect of shares of Common Stock.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit or cash-based award or other incentive payable in cash or in shares of Common Stock, as may be designated by the Committee from time to time.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Board, whose determination shall be conclusive and binding.

“Change of Control,” unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the occurrence of any of the following events:

(a) an acquisition by any Entity of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company and (iv) any acquisition by any Entity pursuant to a transaction that meets the conditions of clauses (i), (ii) and (iii) set forth in the definition of Company Transaction;

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(b) a change in the composition of the Board during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two-year period, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be considered a member of the Incumbent Board; or

(c) the consummation of a Company Transaction.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” has the meaning set forth in Section 3.1.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company” means Biotricity Inc., a Nevada corporation.

“Company Transaction,” unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:

(a) a merger, consolidation or similar corporate transaction of the Company in which the Company merges or otherwise combines with or into any other company;

(b) a statutory share exchange pursuant to which all of the Company’s outstanding shares are acquired or a sale in one transaction or a series of transactions undertaken with a common purpose of all of the Company’s outstanding voting securities; or

(c) a sale, lease, exclusive license, exchange or other disposition in one transaction, or a series of related transactions undertaken with a common purpose, of all or substantially all of the Company’s assets, excluding, however, in each case, any such transaction pursuant to which

(i) the Entities who are the beneficial owners of the Outstanding Company Voting Securities immediately prior to such transaction will beneficially own, directly or indirectly, at least 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Successor Company in substantially the same proportions as their ownership, immediately prior to such transaction, of the Outstanding Company Voting Securities;

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(ii) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, a Related Company or a Successor Company) will beneficially own, directly or indirectly, more than 50% of the combined voting power of the outstanding voting securities of the Successor Company entitled to vote generally in the election of directors, unless such ownership resulted solely from ownership of securities of the Company prior to such transaction; and

(iii) individuals who were members of the Incumbent Board will immediately after the consummation of such transaction constitute at least a majority of the members of the board of directors of the Successor Company.

Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.

“Compensation Committee” means the Compensation Committee of the Board.

“Disability,” unless otherwise defined by the Committee for purposes of the Plan or in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Committee, each of whose determination shall be conclusive and binding.

“Effective Date” has the meaning set forth in Section 19.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.

“Entity” means any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish.

“Grant Date” means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

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“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.

“Incumbent Board” has the meaning set forth in the definition of “Change in Control.”

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means a right to purchase Common Stock granted under Section 7.

“Option Expiration Date” means the last day of the maximum term of an Option.

“Option Term” means the maximum term of an Option as set forth in Section 7.3.

“Outstanding Company Common Stock” has the meaning set forth in the definition of “Change in Control.”

“Outstanding Company Voting Securities” has the meaning set forth in the definition of “Change in Control.”

“Parent Company” means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.

“Participant” means any Eligible Person to whom an Award is granted.

“Performance Award” means an Award of Performance Shares or Performance Units granted under Section 11.

“Performance Share” means an Award of units denominated in shares of Common Stock granted under Section 11.1.

“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.

“Plan” means the Biotricity Inc. 2023 Incentive Plan.

“Related Company” means any entity that, directly or indirectly, is in control of, is controlled by or is under common control with the Company.

“Restricted Stock” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.

“Restricted Stock Unit” means a Stock Unit subject to restrictions prescribed by the Committee.

“Retirement,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means “Retirement” as defined for purposes of the Plan by the Committee or the Company’s chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches “normal retirement age,” as that term is defined in Section 411(a)(8) of the Code.

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“Section 409A” means Section 409A of the Code.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

“Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.

“Stock Unit” means an Award denominated in units of Common Stock granted under Section 10.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

“Successor Company” means the surviving company, the successor company, the acquiring company or the Parent Company, as applicable, in connection with a Change of Control.

“Termination of Service,” unless the Plan Administrator determines otherwise with respect to an Award, means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Board, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Board determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company. A Participant’s change in status from an employee of the Company or a Related Company to a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company, or a change in status from a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.

“Vesting Commencement Date” means the Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.

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Annex B

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is dated as of the date contained in the signature page hereto (the “Closing Date”), by and between BIOTRICITY INC., a Nevada corporation (the “Company”), and the subscriber identified on the signature page hereto (the “Subscriber”).

RECITALS

WHEREAS, the Company seeks to sell a maximum of $10,000,000 in Convertible Promissory Notes in the form annexed hereto as Exhibit B (the “Note” and collectively referred to as the “Notes”) and, subject to Section 1.01 below, four-year warrants to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) as provided herein and in the form of warrant agreement annexed hereto as Exhibit C (the “Warrants”) pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(c) of Regulation D (“Regulation D”) as promulgated under the Securities Act (the “Offering”); and

WHEREAS, the Subscriber wishes to purchase a Note with the principal amount as set forth on the Signature Page to this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Subscriber hereby agree as follows:

Article I

PURCHASE OF CONVERTIBLE PROMISSORY NOTES

1.01 Subscription. The Subscriber hereby subscribes (the “Subscription”) to purchase a Note in the principal amount set forth on the signature page hereto (the “Subscription Amount”) and a Warrant for the number of shares of Common Stock described below. This Subscription shall become effective when it has been duly executed by the Subscriber and this Agreement has been accepted and agreed to by the Company. The Subscriber will receive a Warrant to purchase a number of shares of the Company’s common stock equal to his, her, or its Subscription Amount divided by the VWAP (as defined in the Note) for the five (5) Trading Days (as defined in the Note) preceding the final closing date of sales of the Notes (the “Final Closing”). The Warrants will be issued and delivered within ten (10) days after the Final Closing.

1.02 Payment for Subscription. The Subscriber agrees that the Subscription Amount to the Company for the amount of the Subscriber’s Subscription is to be made upon submission of this Agreement in the form included in these Subscription Documents (as hereinafter defined).

On or before the Closing Date, the Subscriber shall deliver to Wilmington Trust, National Association, in its capacity as escrow agent (the “Escrow Agent”), under an escrow agreement among the Company, the Placement Agent (as defined below) and the Escrow Agent (the “Escrow Agreement”) the full Subscription Amount, by certified or other bank check or by wire transfer of immediately available funds, pursuant to the instructions set forth under the caption “How to subscribe for Shares in the private offering of Biotricity, Inc.” below. Such funds will be held for the Subscriber’s benefit in a non-interest-bearing escrow account established for the Offering (the “Escrow Account”).

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1.03 Terms and Conditions. The Company shall have the right to accept or reject the Subscription, in whole or in part, for any reason whatsoever, including, but not limited to, the belief of the Company that the Subscriber cannot bear the economic risk of an investment in the Company, is not capable of evaluating the merits and risks of an investment in the Company or is not an “Accredited Investor,” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, or for no reason at all. A closing may occur once a Subscription is received by the Company and additional closings under the Offering may take place from time to time as subscriptions are received by the Company. If the Company rejects the Subscription in part, the Subscription Amount so rejected that was deposited into the Escrow Account by or on behalf of the Subscriber shall be returned to the Subscriber or its designee promptly, without interest or offset. This Agreement shall terminate automatically and be of no further force and effect, and any amounts deposited into the Escrow Account by or on behalf of the Subscriber shall be returned to the Subscriber or its designee promptly, without interest or offset, if (i) the Company rejects the Subscription as a whole, (ii) Subscriber and the Company agree in writing to terminate this Agreement prior to the closing, (iii) prior to the closing, in the Subscriber’s sole and absolute discretion, upon written notice to the Company, if any representation or warranty of the Company set forth in Section 2.01 hereof shall be or shall have become inaccurate or the Company shall have breached or failed to perform any of its covenants or other agreements set forth in this Agreement, which inaccuracy, breach or failure to perform cannot be cured by the Company or, if capable of being cured, is not cured within two (2) business days of the Subscriber’s notice to the Company thereof.

Article II

REPRESENTATIONS AND WARRANTIES

2.01 Representations and Warranties by the Company. The Company represents and warrants to the Subscriber that:

(a) Authorization. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the: (i) authorization execution, delivery and performance of this Agreement by the Company; (ii) authorization, sale, issuance and delivery of the Notes and Warrants contemplated hereby and the performance of the Company’s obligations hereunder; and (iii) authorization, issuance and delivery of the securities issuable upon conversion of the Notes or exercise of the Warrants, has been taken. The securities issuable upon conversion of the Notes and exercise of the Warrants will be validly issued, fully paid and nonassessable. The issuance and sale of the securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this offering. The Company is not in default of any other obligations, including any promissory notes or debentures.

(b) Enforceability. Assuming this Agreement has been duly and validly authorized, executed and delivered by the parties hereto and thereto other than the Company, this Agreement as duly authorized, executed and delivered by the Company constitutes the legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors rights generally.

(c) No Violations. The execution, delivery and performance of this Agreement and the Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Warrants and the securities issuable upon the conversion of the Note or exercise of the Warrants) will not (i) result in a violation of the Articles of Incorporation of the Company or other organizational documents of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company by which any property or asset of the Company is bound or affected.

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(d) Litigation. The Company knows of no pending or threatened legal or governmental proceedings against the Company which could materially adversely affect the business, property, financial condition or operations of the Company or which materially and adversely questions the validity of this Agreement or any agreements related to the transactions contemplated hereby or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could materially adversely affect the business, property, financial condition or operations of the Company. There is no material action, suit, proceeding or investigation by the Company currently pending in any court or before any arbitrator or that the Company intends to initiate.

(e) Intellectual Property. The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted without any known infringement of the rights of others. The Company has not received any written communications alleging that the Company has violated or, by conducting its business as presently proposed to be conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

(f) Title to Assets. The Company has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent; (b) liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; and (c) those that have otherwise arisen in the ordinary course of business. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

(g) The Company agrees to seek an affirmative vote of its stockholders at a meeting no later than April 30, 2023, to approve the transactions contemplated hereby, including, but not limited to the possible conversion of the Notes at a price below the “Minimum Price” as defined in Nasdaq Rule 5635(d)(1)(A)), even if such conversions in aggregate would represent 20% or more of the outstanding Common Stock of the Company.

(h) The Company agrees to deliver on or immediately prior to the first Closing of the Offering, a copy of a voting agreement (the “Voting Agreement”) executed by the Company’s officers, directors, employees and affiliates listed on Exhibit D hereto who own shares of the Company’s Common Stock, or other securities that give the holders thereof the right to vote at a meeting of the stockholders of the Company (collectively the “Insiders”), pursuant to which the Insiders shall agree to vote the securities they hold in the Company in favor of the matters referred to in Section 2.01(g) above.

(i) Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

(j) Blue Sky. The Company agrees to file a Form D with respect to the sale of the Notes under Regulation D of the rules and regulations promulgated under the Securities Act. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Notes for sale to the Subscriber pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification).

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(k) The execution, delivery and performance of this Agreement by the Company will not (i) violate any law, treaty, rule or regulation applicable to or binding upon the Company or any of its properties or assets, or (ii) result in a breach of any contractual obligation to which the Company is a party or by which it or any of its properties or assets is bound that would reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations under this Agreement.

(l) There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation or investigation, proceeding or demand letter pending, or to the knowledge of the Company threatened, against the Company, which if adversely determined would reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder. There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation or investigation, proceeding or demand letter pending, or to the knowledge of the Company threatened, against or affecting the Company or any of its subsidiaries that, if adversely determined, would reasonably be expected to have a material adverse effect on the Company and its subsidiaries (taken as a whole). There are no outstanding orders, writs, judgments, decrees, injunctions or settlements that would reasonably be expected to have a material adverse effect on the Company and its subsidiaries (taken as a whole).

2.02 Survival of Representations and Warranties. The representations and warranties of the Company shall survive the closing and shall be fully enforceable at law or in equity against the Company and the Company’s successors and assigns.

2.03 Disclaimer. It is specifically understood and agreed by the Subscriber that the Company has not made, nor by this Agreement shall be construed to make, directly or indirectly, explicitly or by implication, any representation, warranty, projection, assumption, promise, covenant, opinion, recommendation or other statement of any kind or nature with respect to the anticipated profits or losses of the Company, except as otherwise provided with this Agreement.

2.04 Representations and Warranties by the Subscriber. The Subscriber represents and warrants to the Company that:

(a) The Subscriber is acquiring the Notes and the Warrants for the Subscriber’s own account, as principal, for investment purposes only and not with any intention to resell, distributes or otherwise dispose of the Notes or Warrants, as the case may be, in whole or in part.

(b) The Subscriber has had an unrestricted opportunity to: (i) obtain information concerning the Offering, including the Notes, the Warrants, the Company and its proposed and existing business and assets; and (ii) ask questions of, and receive answers from the Company concerning the terms and conditions of the Offering and to obtain such additional information as may have been necessary to verify the accuracy of the information contained in the this Agreement or otherwise provided.

(c) The Subscriber is an Accredited Investor, within the meaning of Securities and Exchange Commission (“SEC”) Rule 501 of Regulation D, and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of investing in the Company, and all information that the Subscriber has provided concerning the Subscriber, the Subscriber’s financial position and knowledge of financial and business matters is true, correct and complete. The Subscriber acknowledges and understands that the Company will rely on the information provided by the Subscriber in this Agreement and in the Subscriber Questionnaire annexed hereto as Exhibit A for purposes of complying with Federal and applicable state securities laws.

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(d) Except as otherwise disclosed in writing by the Subscriber to the Company, the Subscriber has not dealt with a broker in connection with the purchase of the Notes and agrees to indemnify and hold the Company and its officers and directors harmless from any claims for brokerage or fees in connection with the transactions contemplated herein.

(e) The Subscriber is not relying on the Company or any of its management, officers or employees with respect to any legal, investment or tax considerations involved in the purchase, ownership and disposition of Notes or Warrants. The Subscriber has relied solely on the advice of, or has consulted with, in regard to the legal, investment and tax considerations involved in the purchase, ownership and disposition of Notes and Warrants, the Subscriber’s own legal counsel, business and/or investment adviser, accountant and tax adviser.

(f) The Subscriber understands that the Notes and the Warrants, or the securities into which either of them may convert or be exercised for, cannot be sold, assigned, transferred, exchanged, hypothecated or pledged, or otherwise disposed of or encumbered except in accordance with the Securities Act or the 1934 Securities and Exchange Act, as amended (the “Exchange Act”), and that no market will exist for the resale of any such securities. In addition, the Subscriber understands that the Notes, Warrants or the securities into which they may convert, have not been registered under the Securities Act, or under any applicable state securities or blue sky laws or the laws of any other jurisdiction, and cannot be resold unless they are so registered or unless an exemption from registration is available. The Subscriber understands that there is no current plan to register the Notes, Warrants or the securities into which they may convert.

(g) The Subscriber is willing and able to bear the economic and other risks of an investment in the Company for an indefinite period of time. The Subscriber has read and understands the provisions of this Agreement.

(h) The Subscriber maintains the Subscriber’s domicile, and is not merely a transient or temporary resident, at the residence address shown on the signature page of this Agreement.

(i) The Subscriber understands that the Company has made available to the Subscriber and the Subscriber’s accountants, attorneys and other advisors full and complete information concerning the financial structure of the Company, and any and all data requested by the Subscriber as a basis for estimating the potential profits and losses of the Company and the Subscriber acknowledges that the Subscriber has either reviewed such information or has waived review of such information.

(j) The Subscriber is not participating in the Offering as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; or (iii) any registration statement the Company may have filed with the Securities and Exchange Commission.

(k) If the Subscriber is an entity, the Subscriber is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be. The Subscriber has all requisite power and authority to own its properties, to carry on its business as presently conducted, to enter into and perform the Subscription and the agreements, documents and instruments executed, delivered and/or contemplated hereby (collectively, the “Subscription Documents”) to which it is a party and to carry out the transactions contemplated hereby and thereby. The Subscription Documents are valid and binding obligations of the Subscriber, enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, which affect enforcement of creditors’ rights generally. If applicable, the execution, delivery and performance of the Subscription Documents to which it is a party have been duly authorized by all necessary action of the Subscriber. The execution, delivery and performance of the Subscription Documents and the performance of any transactions contemplated by the Subscription Documents will not (i) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) under any contract or obligation to which the Subscriber is a party or by which it or its assets are bound, or any provision of its organizational documents (if an entity), or cause the creation of any lien or encumbrance upon any of the assets of the Subscriber; (ii) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by any court or other governmental agency applicable to the Subscriber; (iii) require from the Subscriber any notice to, declaration or filing with, or consent or approval of any governmental authority or other third party other than pursuant to federal or state securities or blue sky laws; or (iv) accelerate any obligation under, or give rise to a right of termination of, any agreement, permit, license or authorization to which the Subscriber is a party or by which it is bound.

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(l) The Subscriber acknowledges and agrees that the Company intends, in the future, to raise additional funds to expand its business which may include, without limitation, the need to: fund more rapid expansion; fund additional marketing expenditures; enhance its operating infrastructure; hire additional personnel; respond to competitive pressures; or acquire complementary businesses or necessary technologies.

(m) The Subscriber understands that the Company has engaged Paulson Investment Company, LLC (“Placement Agent”) as its exclusive placement agent for the Offering and will pay Paulson a cash fee equal to 10% of the gross proceeds received by the Company in the Offering. The Placement Agent will also receive warrants to purchase a number of shares of the Company’s Common Stock equal to 8% of the gross proceeds received by the Company in this Offering divided by the VWAP (as defined in the Note) for the five (5) Trading Days (as defined in the Note) preceding the final closing date of sales of the Notes. The Company will also pay to the Placement Agent a non-accountable expense fee equal to $25,000.

(n) The Subscriber is aware that the Placement Agent has acted as a placement agent, or in a similar capacity, for the Company in prior offerings of the Company’s debt and equity securities As of January 1, 2023, the Placement Agent and its principals owned shares of the Company’s Common Stock and Warrants to purchase shares of the Company’s Common Stock such that the Placement Agent and its principals have a significant incentive and conflict of interest in recommending Company’s securities. Additionally, many of the Placement Agent’s registered representatives own shares of the Company’s Common Stock and warrants to purchase the Company’s Common Stock. The Purchaser further acknowledges that the fees set forth in Section 2.04(l) above (a portion of which will be received by registered representative who recommends the Securities to the Purchaser) and the holdings described in this Section 2.04(l) create a conflict of interest and an incentive to sell the Securities to Subscriber.

(o) The Subscriber acknowledges and agrees that the Company will have broad discretion with respect to the use of the proceeds from this Offering, and investors will be relying on the judgment of management regarding the application of these proceeds.

(p) The Subscriber understands the various risks of an investment in the Company, and has carefully reviewed the various risk factors described in the Company’s various public filings, including but not limited to its 10-Qs and 10-Ks.

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Article III

MISCELLANEOUS

3.01 Indemnification.

(a) The Subscriber will, severally and not jointly with any other Subscribers indemnify and hold harmless the Company, the Placement Agent, and any of their officers, directors, members, shareholders, partners, representatives, employees and agents, successors and assigns against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, “Company Claims”) reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, to which any of them may become subject insofar as such Company Claims (or actions or proceedings, whether commenced or threatened, in respect thereof): (a) arise out of or are based upon any untrue statement or untrue statement of a material fact made by the Subscriber and contained in this Agreement or (b) arise out of or are based upon any breach by the Subscriber of any representation, warranty, or agreement made by the Subscriber contained herein. Provided, however, and notwithstanding anything to the contrary, in no event shall the liability of the Subscriber pursuant to this Section exceed the amount of the Note that the Subscriber purchases pursuant to this Agreement.

(b) The Company will indemnify and hold harmless each Subscriber and its officers, directors, members, shareholders, partners, representatives, employees and agents, successors and assigns, and each other person, if any, who controls such Subscriber within the meaning of the Securities Act against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, “Subscriber Claims”) reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, to which any of them may become subject insofar as such Subscriber Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Notes (or securities issuable upon conversion of the Notes) under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (ii) any untrue statement or alleged untrue statement of a material fact made by the Company in this Agreement; (iii) arise out of or are based upon any breach by the Company of any representation, warranty, or agreement made by it contained herein or in the Note; or (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; and will reimburse such Subscriber, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Subscriber or any such controlling person to the Company.

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3.02 Addresses and Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, or (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 3.02, or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

If to the Company to:	Biotricity Inc. 203 Redwood Shores Parkway, Suite 600 Redwood City, California 94065 Attention: Waqaas Al-Siddiq Email: Walsiddiq@biotricity.com Facsimile: (408) 515-8472

With a copy (which shall not constitute notice) to:	Sichenzia Ross Ference LLP 1185 Avenue of the Americas, 37th Floor New York, New York 10036 Attention: David B. Manno, Esq. Facsimile: (212) 930-9725

If to the Subscriber, to the address set forth on the signature page annexed hereto.

Any such person may by notice given in accordance with this Section 3.02 to the other parties hereto designate another address or person for receipt by such person of notices hereunder.

3.03 Titles and Captions. All Article and Section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and do not in any way define, limit, extend or describe the scope or intent of any provisions hereof.

3.04 Assignability. This Agreement is not transferable or assignable by the undersigned.

3.05 Pronouns and Plurals. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms. The singular form of nouns, pronouns and verbs shall include the plural and vice versa.

3.06 Further Action. The parties shall execute and deliver all documents, provide all information and take or forbear from taking all such action as may be necessary or appropriate to achieve the purposes of this Agreement. Each party shall bear its own expenses in connection therewith.

3.07 Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada without regard to its conflict of law rules.

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3.08 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors, legal representatives, personal representatives, permitted transferees and permitted assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators and successors.

3.09 Integration. This Agreement, together with the remainder of the Subscription Documents of which this Agreement forms a part, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes and replaces all prior and contemporaneous agreements and understandings, whether written or oral, pertaining thereto. No covenant, representation or condition not expressed in this Agreement shall affect or be deemed to interpret, change or restrict the express provisions hereof.

3.10 Amendment. This Agreement may be modified or amended only with the written approval of all parties.

3.11 Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by creditors of any party.

3.12 Waiver. No failure by any party to insist upon the strict performance of any covenant, agreement, term or condition of this Agreement or to exercise any right or remedy available upon a breach thereof shall constitute a waiver of any such breach or of such or any other covenant, agreement, term or condition.

3.13 Rights and Remedies. The rights and remedies of each of the parties hereunder shall be mutually exclusive, and the implementation of one or more of the provisions of this Agreement shall not preclude the implementation of any other provision.

3.14 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

[Remainder of the Page Intentionally Blank]

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How to subscribe for Shares in the private offering of Biotricity, Inc.

The Subscriber must deliver to Escrow Agent immediately available funds:

(a) by wire transfer to:

Wilmington Trust Company

ABA #: 031100092

A/C #: 161282-000

A/C Name: Biotricity, Inc. Escrow

Attn: Monika Rusin

or for international wires:

M&T

Buffalo, New York

ABA: 022000046

SWIFT: MANTUS33

Beneficiary Bank: Wilmington Trust Beneficiary

ABA: 031100092

A/C #: 161282-000

A/C Name: Biotricity, Inc.

Or certified or other bank checks hecks made payable to the order of “WILMINGTON TRUST, N.A. as Escrow Agent for Biotricity, Inc.”, should be delivered to:

Wilmington Trust, N.A.

1100 North Market Street, 5th Floor

Wilmington, DE 19890

Attn: Biotricity, Inc. Escrow

All such checks and wire transfers remitted to the Escrow Agent shall be accompanied by information identifying each Subscriber, subscription, the Subscriber’s social security or taxpayer identification number and address. In the event the Subscriber’s address and/or social security number or taxpayer identification number are not provided to Escrow Agent by the Subscriber, then Placement Agent and/or the Company agree to promptly upon request provide Escrow Agent with such information in writing.

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IN WITNESS WHEREOF, the undersigned hereby elects to purchase Notes and has executed this Agreement on this ___ day of _______, 2023.

Signature of Subscriber:

By:
Name:	Print Name of Subscriber
Title:

Social Security Number(s) or EIN

Mailing Address of Subscriber(s)	Residence of Subscriber(s)

Street	Street

City State Zip Code	City State Zip Code

If Joint Ownership, check one:

☐ Joint Tenants with Right of Survivorship
☐ Tenants-in-Common ☐ Tenants by the Entirety
☐ Community Property
☐ Other (specify): ________________

$_____________________________________
Aggregate Subscription Amount

Method of Payment: ☐ Wire Transfer ☐ Check

FOREGOING SUBSCRIPTION ACCEPTED:

BIOTRICITY INC.

By:
Name:	Waqaas Al-Siddiq
Title:	Chief Executive Officer

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Exhibit A

1

Exhibit B

2

Exhibit C

3

Exhibit D

Insiders

[__________________]

[__________________]

[__________________]

[__________________]

[__________________]

[__________________]

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Annex C

CONVERTIBLE PROMISSORY NOTE

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH, OR PURSUANT TO AN EXEMPTION FROM, THE REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

BIOTRICITY INC.

CONVERTIBLE PROMISSORY NOTE

Principal Amount: US $_______________	Issue Date: _______________

BIOTRICITY INC., a Nevada corporation (the “Company”), for value received, hereby promises to pay to ___________________ or his, her or its permitted assigns or successors (the “Holder”), the principal amount of __________________________ dollars ($______________) (the “Principal Amount”), without demand, on the Maturity Date (as hereinafter defined), together with any accrued and unpaid interest due thereon.

This Convertible Promissory Note (this “Note”) shall bear interest at a fixed rate of fifteen percent (15%) per annum, beginning on the Issue Date. Interest shall be computed based on a 360-day year of twelve 30-day months and shall be payable, along with the Principal Amount and any fees and expenses then due and owing, on the Maturity Date. Except as set forth in Section 3.1, payment of all principal and interest due shall be in such coin or currency of the United States of America as shall be legal tender for the payment of public and private debts at the time of payment.

This Note is a convertible promissory note referred to in that certain Subscription Agreement dated as of the date hereof (the “Subscription Agreement”), or series of like subscription agreements, among the Company and the subscribers named therein, pursuant to which the Company is seeking to raise an aggregate of up to $10,000,000 (or such higher amount as the Company’s Board of Directors shall determine). Capitalized terms used herein without definition have the meanings ascribed to them in the Subscription Agreement.

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1. Definitions.

1.1 Definitions. The terms defined in this Section 1 whenever used in this Note shall have the respective meanings hereinafter specified.

“Applicable Laws” means any and all applicable foreign, federal, state and local statutes, laws, regulations, ordinances, policies, and rules or common law (whether now existing or hereafter enacted or promulgated), of any and all governmental authorities, agencies, departments, commissions, boards, courts, or instrumentalities of the United States, any state of the United States, any other nation, or any political subdivision of the United States, any state of the United States or any other nation, and all applicable judicial and administrative, regulatory or judicial decrees, judgments and orders, including common law rules and determinations.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Common Stock Equivalents” means notes, debentures or shares of preferred stock of the Company that are convertible into Common Stock or warrants or other rights to purchase Common Stock upon exercise thereof.

“Conversion Shares” means the Common Stock issued or issuable to the Holder upon conversion pursuant to Article 3.

“Conversion Date” shall mean the date the Company receives a Conversion Notice in accordance with Section 3.1(a) or the date of an event that results in a Mandatory Conversion under Section 3.1(b), as applicable.

“Conversion Notice” shall have the meaning set forth in Section 3.1(a).

“Daily VWAP” means, for any Trading Day, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such Trading Day on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such Trading Day on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the principal amount of the Notes then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company..

“Event of Default” shall have the meaning set forth in Section 6.1.

“Final Closing” shall mean the last in the series of subscriptions from subscribers that is part of the Company’s offering of this form of this Note to subscribers meaning set forth in Section 6.1.

“Holder” or “Holders” means the person named above or any Person who shall thereafter become a recordholder of this Note in accordance with the terms hereof, including the Holder representation that they are an Accredited Investor as defined by Rule 501 under the Securities Act of 1933, as amended.

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“Issue Date” means the issue date stated above.

“Mandatory Conversion” means a mandatory conversion of this Note to Common Stock in accordance with Section 3.1(b).

“Mandatory Conversion Price” means, (i) in the case of a Mandatory Conversion under Section 3.1(b)(i), seventy percent (70%) of the VWAP over the Measurement Period, or (ii) in the case of a Mandatory Conversion under Section 3.1(b)(ii), eighty percent (80%) of the gross sale price per share of Common Stock (or conversion or exercise price per share of Common Stock of any Common Stock Equivalents) sold in a Qualified Financing.

“Maturity Date” means [_________], 20241.

“Optional Conversion” means a conversion of this Note to Common Stock at the option of the Holder in accordance with Section 3.1(a).

“Optional Conversion Price” means (subject in all cases to proportionate adjustment for stock splits, stock dividends, and similar transactions), the lower of (i) seventy-five percent (75%) of the VWAP for the five (5) Trading Days prior to the Conversion Date, or (ii) eighty percent (80%) of the gross sale price per share of Common Stock (or conversion or exercise price per share of Common Stock of any Common Stock Equivalents) sold in a Qualified Financing.

“Person” means an individual, corporation, partnership, limited liability company, association, trust, joint venture, unincorporated organization or any government, governmental department or agency or political subdivision thereof.

“Qualified Financing” means the next public offering or private placement offering of the Company of Common Stock or Common Stock Equivalents following the Issue Date in a transaction or series of transactions that raises in excess of $10,000,000 in gross proceeds (excluding the conversion or exercise price of any Common Stock Equivalents sold in such offering).

“Securities Act” means the United States Securities Act of 1933, as amended.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or OTC Market (or any successors to any of the foregoing).

“Trading Day” means a day on which the principal Trading Market is open for trading.

1 One year from final closing of the Notes.

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“VWAP” means, for any specified number of Trading Days, the average of the Daily VWAPs over such period,

2. GENERAL PROVISIONS.

2.1 Loss, Theft, Destruction of Note. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Note, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Note, a new Note of like tenor and unpaid principal amount dated as of the date hereof. This Note shall be held and owned upon the express condition that the provisions of this Section 2.1 are exclusive with respect to the replacement of a mutilated, destroyed, lost or stolen Note and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without their surrender.

2.2 Prepayment. The Company may prepay this Note in full or in part at any time prior to conversion or prior to the Maturity Date upon 20 days’ prior written notice by delivering to the Holder the Principal Amount, together with interest accrued to the date of prepayment and any fees and expenses under the Note that are then due and owing (the “Prepaid Amount”) together with a prepayment fee equal to the rate of interest that would accrue on the principal amount of the Note between the date of prepayment and the Maturity Date.

3. CONVERSION OF NOTE.

3.1 Conversion.

(a) Optional Conversion. Commencing six months following the Issue Date, and at any time thereafter, at the sole election of the Holder, any amount of the outstanding principal of this Note together with accrued and unpaid interest thereon (the “Conversion Amount”) may be converted into that number of shares of Common Stock equal to: (i) the Conversion Amount divided by (ii) the Optional Conversion Price. The Holder may exercise such conversion right by providing written notice to the Company of such exercise in a form reasonably acceptable to the Company (a “Conversion Notice”).

(b) Mandatory Conversion. In each case, at the option of the Company, upon written notice to the Holder, the outstanding principal amount of this Note together with accrued and unpaid interest thereon will convert to Common Stock at the applicable Mandatory Conversion Price, if either (i) on each of any twenty (20) consecutive Trading Days (the “Measurement Period”) (A) the closing price of the Common Stock on the applicable Trading Market is at least $3.00 per share and (B) the dollar value of average daily trades of the Common Stock on the applicable Trading Market is at least $400,000 per Trading Day; or (ii) upon the closing of a Qualified Financing, provided that the dollar value of average daily trades of the Common Stock on the applicable National Exchange on each of the ten (10) consecutive Trading Days following such closing is at least $400,000 per Trading Day.

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(c) Limitation on Conversions. Notwithstanding anything in Sections 3.1(a)or 3.1(b) to the contrary, to the extent that (1) the Optional Conversion Price or Mandatory Conversion Price applicable to any conversion is less than the applicable “Minimum Price” as defined in Nasdaq Rule 5635(d)(1)(A)); and (2) the number of shares of Common Stock theretofore issued by the Company upon all Optional Conversions and Mandatory Conversions prior to the Conversion Date (the “Prior Conversions”), together with the number of shares of Common Stock otherwise required to be issued by the Company upon all Optional Conversions and Mandatory Conversions to be made on the Conversion Date (the “Current Conversions”), in the aggregate, would total more than 19.99% of the outstanding shares of Common Stock as of the date of issuance of the Note (the “Threshold Amount”); and (3) the Company has not yet secured or has been unable to secure the approval of its stockholders to the matters referred to in Section 2.01(g) of the Subscription Agreement, then the number of shares of Common Stock issued by the Company upon all Optional Conversions and Mandatory Conversions to be made on the Conversion Date shall be reduced, pro rata among all Holders of Notes to be converted on the Conversion Date based on the number of shares otherwise issuable to each, shall be reduced to an aggregate number of shares equal to the difference between the Threshold Amount and the Prior Conversions.

(d) Cancellation. Upon conversion in full of the outstanding principal amount of, plus accrued and unpaid interest on, this Note, this Note will be cancelled on the books and records of the Company and shall represent only the right to receive the Conversion Shares.

3.2 Registration Rights and Delivery of Securities Upon Conversion.

(a) Within 30 days of the Final Closing of the Offering, the Company shall file with the Securities and Exchange Commission a resale registration statement covering all shares issuable upon conversion of Notes and exercise of the Placement Agent Warrants and Investor Warrants. The Company will use its commercially reasonable efforts to keep this registration statement effective until such time as none of the Notes, Placement Agent Warrants or Investor Warrants, or shares of Common Stock issued upon conversion or exercise of the same, are held of record by persons to whom those shares or warrants were initially issued.

(b) The Company shall deliver or cause to be delivered to the Holder, the Conversion Shares within five (5) business days of the Conversion Date.

3.3 Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon conversion of this Note. If any conversion of this Note would create a fractional share or a right to acquire a fractional share, the Company shall round to the nearest whole number.

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4. STATUS; RESTRICTIONS ON TRANSFER.

4.1 Status of Note. This Note is a direct, general and unconditional obligation of the Company, and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity. This Note does not confer upon the Holder any right to vote or to consent or to receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to conversion hereof into Conversion Shares.

4.2 Restrictions on Transferability. This Note and any Conversion Shares issued with respect to this Note, have not been registered under the Securities Act, or under any state securities or so-called “blue sky laws,” and may not be offered, sold, transferred, hypothecated or otherwise assigned except (a) pursuant to a registration statement with respect to such securities which is effective under the Act or (b) upon receipt from counsel satisfactory to the Company of an opinion, which opinion is satisfactory in form and substance to the Company, to the effect that such securities may be offered, sold, transferred, hypothecated or otherwise assigned (i) pursuant to an available exemption from registration under the Act and (ii) in accordance with all applicable state securities and so-called “blue sky laws.” The Holder agrees to be bound by such restrictions on transfer. The Holder further consents that the certificates representing the Conversion Shares that may be issued with respect to this Note may bear a restrictive legend to such effect.

5. COVENANTS. In addition to the other covenants and agreements of the Company set forth in this Note, the Company covenants and agrees that so long as this Note shall be outstanding:

5.1 Payment of Note. The Company will punctually, according to the terms hereof, pay or cause to be paid all amounts due under this Note, including without limitation, any prepayment of the Note in accordance with Section 2.2 above, via corporate check, bank check, or wire transfer to the account and address directed by the Holder.

5.2 Notice of Default. If the Company becomes aware that any one or more events have occurred which constitute or which, with the giving of notice or the lapse of time or both, would constitute an Event of Default, the Company will forthwith give notice to the Holder, specifying the nature and status of the Event of Default.

5.3 Compliance with Laws. While this Note is outstanding, the Company will use its reasonable best efforts to comply in all material respects with all Applicable Laws, except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

5.4 Use of Proceeds. The Company shall use the proceeds of this Note for general working capital.

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5.5 Reservation of Stock. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Note as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than such number of shares of the Common Stock as shall be issuable upon the conversion of the outstanding Principal Amount of and accrued but unpaid interest on this Note. The Company covenants that all shares of Common Stock that may be issuable upon conversion of this Note shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable. No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by the Company, or the validity or enforceability of this Note other than such as have been met or obtained. The execution, delivery and performance of this Note and all other agreements and instruments executed and delivered or to be executed and delivered pursuant hereto or thereto or the securities issuable upon conversion of this Note will not violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the articles of incorporation or by-laws of the Company or any mortgage, indenture, contract or other agreement to which the Company is a party or by which the Company or any property or assets of the Company may be bound.

6. REMEDIES.

6.1 Events of Default. “Event of Default” wherever used herein means any one of the following events and the continuance of such breach for a period of twenty (20) days after such event:

(a) The Company shall fail to issue and deliver the Conversion Shares in accordance with Section 3, which failure continues for ten days;

(b) Default in the due and punctual payment of the principal of, or any other amount owing in respect of (including interest and any fees and expenses then owing), this Note when and as the same shall become due and payable (including for this purpose, any prepayment of the Note which is not paid in full on the twentieth day following the Holder’s receipt of notice therefor in accordance with Section 2.2 above);

(c) The breach by the Company of any covenant or agreement of the Company in this Note (other than a covenant or agreement a default in the performance of which is specifically provided for elsewhere in this Section 6.1), and the continuance of such default for a period of ten (10) days after there has been given to the Company by the Holder a written notice specifying such default and requiring it to be remedied;

(d) The breach by the Company of any material covenant, agreement, representation or warranty of the Company contained in Section 2.01 of the Subscription Agreement;

(e) The entry of a decree or order by a court having jurisdiction adjudging the Company as bankrupt or insolvent; or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 calendar days;

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(f) The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors; or

(g) The Company seeks the appointment of a statutory manager or proposes in writing or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or any group or class thereof or files a petition for suspension of payments or other relief of debtors or a moratorium or statutory management is agreed or declared in respect of or affecting all or any material part of the indebtedness of the Company;

(h) Any cessation of operations by the Company or the Company admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower’s ability to continue as a “going concern” shall not be an admission that the Borrower cannot pay its debts as they become due;

(i) The Company attempts to assign this Note without the prior written consent of the Holder or consolidates with or merges into any other entity or transfers all or substantially all of its assets to any person or entity by operation of law or otherwise; or

(j) Effects of Default. If an Event of Default occurs, then and in every such case (i) the Holder may declare this Note to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration, the Company shall pay to the Holder the outstanding principal amount of this Note plus all accrued and unpaid interest through the date the Note is paid in full, together with all expenses of collection hereof, including, but not limited to, attorneys’ fees and legal expenses, and (ii) the annual interest rate on this Note will increase to the lower of twenty percent (20%) or the maximum amount allowed under Applicable Laws, provided that, if such maximum amount is determined by a court with jurisdiction over such matter to be lower than twenty percent (20%), the Company shall issue to the Holder shares of Common Stock in an amount with a value (based on the Conversion Price for an Optional Conversion) equal to the difference between the amount of interest the Holder would be owed based on a twenty percent (20%) interest rate and such lower amount based on the maximum interest rate allowed under Applicable Law.

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6.2 Remedies Not Waived; Exercise of Remedies. No course of dealing between the Company and the Holder or any delay in exercising any rights hereunder shall operate as a waiver by the Holder. No failure or delay by the Holder in exercising any right, power or privilege under this Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law. By acceptance hereof, the Holder acknowledges and agrees that this Note is one of a series of Convertible Subordinated Promissory Notes of similar tenor issued by the Company (collectively, the “Related Notes”) and that upon the occurrence and during the continuance of any Event of Default, the holders of a majority in original principal amount of the Related Notes shall have the right to act on behalf of the holders of all such Notes in exercising and enforcing all rights and remedies available to all of such holders under this Note, including, without limitation, foreclosure of any judgment lien on any assets of the Company. By acceptance hereof, the Holder agrees not to independently exercise any such right or remedy without the consent of the holders of a majority in original principal amount of the Related Notes.

7. MISCELLANEOUS.

7.1 Severability. If any provision of this Note shall be held to be invalid or unenforceable, in whole or in part, neither the validity nor the enforceability of the remainder hereof shall in any way be affected.

7.2 Notice. Where this Note provides for notice of any event, such notice shall be given (unless otherwise herein expressly provided) in writing and either (a) delivered personally, (b) sent by certified, registered or express mail, postage prepaid or (c) sent by electronic transmission, and shall be deemed given when so delivered personally, sent by electronic transmission or mailed. Notices shall be addressed, if to Holder, to its address or e-mail address as provided in the Subscription Agreement or, if to the Company, to its principal office.

7.3 Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of Nevada (without giving effect to any conflicts or choice of law provisions that would cause the application of the domestic substantive laws of any other jurisdiction).

7.4 Forum. The Holder and the Company hereby agree that any dispute which may arise out of or in connection with this Note shall be adjudicated before a court of competent jurisdiction in the State of Nevada and they hereby submit to the exclusive jurisdiction of the courts of the State of Nevada, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, with respect to any action or legal proceeding commenced by either of them and hereby irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum.

7.5 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

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7.6 Headings. The headings of the Articles and Sections of this Note are inserted for convenience only and do not constitute a part of this Note.

7.7 Amendments. This Note may be amended or waived only with the written consent of the Company and the holders of a majority in original aggregate principal amount of the Related Notes. Any such amendment or waiver shall be binding on all holders of the Notes, even if they do not execute such consent, amendment or waiver.

7.8 No Recourse Against Others. The obligations of the Company under this Note are solely obligations of the Company and no officer, employee or stockholder shall be liable for any failure by the Company to pay amounts on this Note when due or perform any other obligation.

7.9 Assignment; Binding Effect. This Note may not be assigned by the Company without the prior written consent of the Holder and any unauthorized assignment shall be null and void ab initio. This Note shall be binding upon and inure to the benefit of both parties hereto and their respective permitted successors and assigns.

7.10 Non-circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its articles of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.

In Witness Whereof, the Company has caused this Note to be signed by its duly authorized officer on the date hereinabove written.

Biotricity Inc.

By:
Name:	Waqaas Al-Siddiq
Title:	Chief Executive Officer

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Annex D

Exhibit B

WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, WHICH OPINION SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

No. [__]	Issue Date: [DATE]

Biotricity Inc.

Common Stock Purchase Warrant

_________________

THIS CERTIFIES THAT, for value received, [_____] (the “Purchaser”) is entitled to subscribe for and purchase from Biotricity, Inc., a Nevada corporation (the “Company”), at any time commencing on the date that is six (6) months after the Issue Date set forth above and expiring on the four (4) year anniversary of the Issue Date (the “Warrant Exercise Term”), the Shares at the Exercise Price (each as defined in Section 1 below).

This Warrant is issued in connection with the Company’s private offering solely to accredited investors of Convertible Promissory Notes (the “Notes”) and related Warrants in accordance with, and subject to, the terms and conditions described in the subscription agreement executed in connection with the purchase of such Notes, dated as of the same date as herewith (the “Subscription Agreement”) or series of like Subscription Agreements, among the Company and the subscriber(s) named therein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to those terms in the Notes.

This Warrant is subject to the following terms and conditions:

1. Shares. The Purchaser has, subject to the terms set forth herein, the right to purchase, at any time during the Warrant Exercise Term, up to [___] shares (the “Shares”) of the Company’s common stock, par value $0.001 (the “Common Stock”), at a per share exercise price of $XX1 (the “Exercise Price”). The Exercise Price is subject to adjustment as provided in Section 3 hereof.

1 200% of the VWAP (as defined in the Note) for the five (5) Trading Days (as defined in the Note) preceding the final closing date of sales of the Notes.

2. Exercise of Warrant.

(a) Exercise. This Warrant may be exercised by the Purchaser at any time during the Warrant Exercise Term, in whole or in part, for whole shares only, by delivering the notice of exercise attached as Exhibit A hereto (the “Notice of Exercise”), duly executed by the Purchaser to the Company at its principal office, or at such other office as the Company may designate, accompanied by payment, in cash or by wire transfer of immediately available funds or by check payable to the order of the Company, of the amount obtained by multiplying the number of Shares, designated in the Notice of Exercise, by the Exercise Price (the “Purchase Price”). For purposes hereof, “Exercise Date” shall mean the date on which all deliveries required to be made to the Company upon exercise of this Warrant pursuant to this Section 2(a) shall have been made.

(b) Issuance of Certificates. As soon as practicable after the exercise of this Warrant, in whole or in part, in accordance with Section 2(a) hereof, the Company, at its expense, shall cause to be issued in the name of and delivered to the Purchaser (i) a certificate or certificates for the number of validly issued, fully paid and non-assessable Shares to which the Purchaser shall be entitled upon such exercise and, if applicable, (ii) a new warrant of like tenor to purchase all of the Shares that may be purchased pursuant to the portion, if any, of this Warrant not exercised by the Purchaser. The Purchaser shall for all purposes hereof be deemed to have become the Purchaser of record of such Shares on the date on which the Notice of Exercise and payment of the Purchase Price in accordance with Section 2(a) hereof were delivered and made, respectively, irrespective of the date of delivery of such certificate or certificates, except that if the date of such delivery, notice and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such Shares at the close of business on the next succeeding date on which the stock transfer books are open. Warrant Shares purchased hereunder shall be transmitted by the transfer agent to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is three (3) trading days after the latest of (A) the delivery to the Company of the Notice of Exercise and (B) surrender of this Warrant (if required).

3. Adjustment of Exercise Price and Number of Shares.

(a) Adjustment for Reclassification, Consolidation or Merger. If while this Warrant, or any portion hereof, remains outstanding and unexpired there shall be (i) a reorganization or recapitalization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation or other entity in which the Company shall not be the surviving entity, in which the Company shall be the surviving entity but the shares of the Company’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other corporation or other entity in one transaction or a series of related transactions, then, as a part of such reorganization, recapitalization, merger, consolidation, sale or transfer, unless otherwise directed by the Purchaser, all necessary or appropriate lawful provisions shall be made so that the Purchaser shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the greatest number of shares of capital stock or other securities or property that a holder of the Shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, recapitalization, merger, consolidation, sale or transfer if this Warrant had been exercised immediately prior to such reorganization, recapitalization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 3. If the per share consideration payable to the Purchaser for Shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors (the “Board of Directors”). The foregoing provisions of this paragraph shall similarly apply to successive reorganizations, recapitalizations, mergers, consolidations, sales and transfers and to the capital stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Purchaser after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable or issuable after such reorganization, recapitalization, merger, consolidation, sale or transfer upon exercise of this Warrant.

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(b) Adjustments for Split, Subdivision or Combination of Shares. If the Company shall at any time subdivide (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock subject to acquisition hereunder, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock subject to acquisition upon exercise of the Warrant will be proportionately increased. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock subject to acquisition hereunder, then, after the record date for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Common Stock subject to acquisition upon exercise of the Warrant will be proportionately decreased.

(c) Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of any class of securities as to which purchase rights under this Warrant exist at the time shall have received or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of such class of security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the class of security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available to it as aforesaid during said period, giving effect to all adjustments called for during such period by the provisions of this Section 3.

(d) Adjustment for Sale of Stock below Exercise Price. For so long this Warrant remains outstanding, if the Company sells shares of its Common Stock (or Common Stock Equivalents (as defined in the Notes)) at a price per share (or in the case of Common Stock Equivalents, with a conversion or exercise price per share of Common Stock) less than the then current Exercise Price of this Warrant (the “Lower Price”), other than an Excluded Issuance, then immediately upon such sale the Exercise Price shall be reduced to such Lower Price. “Excluded Issuance” means any issuance or sale by the Company after the first Closing of the Offering of: (a) shares of Common Stock issued upon conversion of the Notes; (b) the issuance of shares of Common Stock (as such number of shares is equitably adjusted for subsequent stock splits, stock combinations, stock dividends, and recapitalizations)or of options or other awards to directors, officers, employees, or consultants of the Company in connection with their service as directors of the Company, their employment by the Company, or their retention as consultants by the Company, in each case authorized by the Board and issued pursuant to an equity incentive plan described in the Company’s reports filed with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (including all such shares of Common Stock, options and awards outstanding prior to the first Closing of the Offering), or of warrants issued to consultants in connection with their retention as such, and the issuance of shares of Common Stock upon the exercise of any of the foregoing; (c) shares of Common Stock issued upon the conversion or exercise of Common Stock Equivalents (other than those covered by clause (b) above) issued prior to the first Closing of the Offering, provided that such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof; or (d) shares of Common Stock or Common Stock Equivalents issued to the lessor or vendor in any office lease or equipment lease or similar equipment financing transaction in which the Company obtains the use of such office space or equipment for its business.

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(e) Notice of Adjustments. Upon any adjustment of the Exercise Price and any increase or decrease in the number of Shares purchasable upon the exercise of this Warrant, then, and in each such case, the Company, within 30 days thereafter, shall give written notice thereof to the Purchaser at the address of such Purchaser as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Shares purchasable upon the exercise of this Warrant (which notice may also be satisfied by publicly disclosing the applicable information in the Company’s filings with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended).

4. Notices. All notices, requests, consents and other communications required or permitted under this Warrant shall be in writing and shall be deemed delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery or (iii) on the business day of delivery if sent by facsimile transmission, in each case to the intended recipient as set forth below:

If to the Company to:

Biotricity Inc.

203 Redwood Shores Parkway, Suite 600

Redwood City, California 94065

Attention: Waqaas Al-Siddiq

Email: Walsiddiq@biotricity.com

Facsimile: (408) 515-8472

With a copy (that shall not constitute notice) to:

Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

Attention: David B. Manno, Esq.

Facsimile: (212) 930-9725

If to the Purchaser at its address as furnished in the Subscription Agreement.

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Either party may give any notice, request, consent or other communication under this Warrant using any other means (including personal delivery, messenger service, facsimile transmission, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Either party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other party notice in the manner set forth in this Section 4.

5. Legends. Each certificate evidencing the Shares issued upon exercise of this Warrant shall be stamped or imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, WHICH OPINION SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

6. Fractional Shares. No fractional Shares will be issued in connection with any exercise hereunder. Instead, the Company shall round up or down, as nearly as practicable to the nearest whole Share, the number of Shares to be issued.

7. Rights of Stockholders. Except as expressly provided in Section 3(c) hereof, the Purchaser, as such, shall not be entitled to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Purchaser, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have been issued, as provided herein.

8. Miscellaneous.

(a) This Warrant and disputes arising hereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed wholly within such State, without regard to its conflict of law rules.

(b) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

(c) The covenants of the respective parties contained herein shall survive the execution and delivery of this Warrant.

(d) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or permitted assigns of the Company and of the Purchaser and of the Shares issued or issuable upon the exercise hereof.

(e) This Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject hereof.

(f) The Company shall not, by amendment of its Certificate of Incorporation or Bylaws, or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Purchaser contained herein against impairment.

(g) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, will execute and deliver to the Purchaser, in lieu thereof, a new Warrant of like date and tenor.

(h) This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Purchaser.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be signed as of the date set forth above.

Biotricity Inc.

By:
Name:	Waqaas Al-Siddiq
Title:	Chief Executive Officer

Purchaser:

By:
Name:

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NOTICE OF EXERCISE
(to be signed only upon exercise of Warrant)

TO:	Biotricity, Inc.
203 Redwood Shores Parkway, Suite 600
Redwood City, California 94065
Attention: Waqaas Al-Siddiq
Email: walsiddiq@biotricity.com

The undersigned, the owner of the attached Warrant, hereby irrevocable elects to exercise the purchase rights represented by the Warrant for, and to purchase thereunder, ____________________shares of Common Stock of Biotricity, Inc., and herewith makes payment of $____________________ therefore, please issue the shares of Common Stock as to which this Warrant is exercised in accordance with the instructions set forth below and, if the Warrant is being exercised with respect to less than all of the Shares to which it pertains, prepare and deliver a new Warrant of like tenor for the balance of the Shares purchasable under the attached Warrant.

DATED this day _____________of ______________20___ .

Signature (Entity):
_______________________________________________

By: ____________________________________________
Its: ____________________________________________

Signature (Individual):

________________________________________________
Print Name: ______________________________________

Joint Owner (Individual):
________________________________________________
Print Name:_______________________________________

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:	_________________________________________________

(Please Type or Print Address:	_________________________________________________
_________________________________________________
_________________________________________________

Social Security Number or EIN:	_________________________________________________

NOTICE: The signature to the form of purchase must correspond with the name as written upon the face of the attached Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:	______________________________________________
(Please Print)

Address:	______________________________________________
(Please Print)

Dated: _______________ __, _______________________
Holder’s Signature:________________________________
Holder’s Address:________________________________

Annex E

BIOTRICITY INC.

EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the Biotricity Inc. Employee Stock Purchase Plan (as it may be amended from time to time, the “Plan”), as adopted by Biotricity Inc. (“Biotricity”) and its Subsidiaries (collectively, with Biotricity, the “Company”).

1.	Introduction.

1.1.	The purpose of the Plan is to enable the Company to obtain and retain the services of Employees and Service Providers by providing a convenient and meaningful opportunity for Employees and Service Providers to purchase Shares, thereby increasing participating Employees’ and Service Providers’ personal interest in the Company’s success.

1.2.	This Plan includes two (2) components:

1.2.1.	Section 423 Offering: A component intended to qualify as an “employee stock purchase plan” under Section 423 of the Code, the provisions of which shall be construed in a manner that is consistent with the requirements of Section 423 of the Code, including without limitation, to extend and limit Plan participation in a uniform and non-discriminatory basis (a “423 Offering”). Unless designated as a Non-423 Offering under the terms hereof or by the Plan Administrator, each Offering is intended to be a 423 Offering.

1.2.2.	Non-Section 423 Offering: A component that does not qualify as an “employee stock purchase plan” under Section 423 of the Code, under which options shall be granted pursuant to rules, procedures or sub-plans adopted by the Plan Administrator designed to comply with Applicable Laws or achieve tax and other objectives (a “Non-423 Offering”). Except as otherwise provided in the Plan or determined by the Plan Administrator, Non-423 Offerings will operate and be administered in the same manner as 423 Offerings.

2.	Definitions. Capitalized terms that are not otherwise defined in the Plan have the following meanings:

2.1.	“Account” means an account established pursuant to Section 5 and maintained on the books and records of the Company to record the amount of Contributions accumulated with respect to a Participant as a result of deductions made from such Participant’s Compensation for the purpose of purchasing Shares under the Plan.

2.2.	“Applicable Laws” shall mean all applicable laws, rules, regulations and requirements, including, but not limited to, the securities laws of the United States, the Code, the rules of any stock exchange or quotation system on which Shares are listed or quoted; and the applicable laws, rules, regulations and requirements of any other country or jurisdiction where Options are granted under the Plan or where Participants reside or provide services, as such laws, rules, regulations and requirements shall be in effect from time to time.

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2.3.	“Board” means the Board of Directors of Biotricity.

2.4.	“Business Day” means any day (other than a Saturday or Sunday) on which the Nasdaq Global Select Market is permitted to be open for trading.

2.5.	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.6.	“Commencement Date” means the first Business Day of each Offering Period.

2.7.	“Common Stock” means the Company’s common stock, $0.001 par value per Share.

2.8.	“Compensation” means total cash compensation paid to a Participant by the Company. Compensation shall be limited to amounts paid to a Participant during the period he or she is participating in the Plan and includes salary, wages, overtime premiums, bonuses and other incentive payments, amounts contributed by the Participant to any benefit plan maintained by the Company (including any Code section 125 plan, Code section 401(k) plan or any other deferred compensation plan), overtime pay, commissions, draws against commissions, shift differentials, sick pay, vacation pay, holiday pay, and shutdown pay, except to the extent that the exclusion of any such item (or a subset of any such items) is specifically directed by the Plan Administrator for all Participants in a manner that does not violate Code section 423. “Compensation” does not include any remuneration paid in a form other than cash, fringe benefits (including car allowances, tuition assistance and relocation payments), employee discounts, expense reimbursement or allowances, long-term disability payments, workers’ compensation payments, welfare benefits, and any contributions that the Company makes to any benefit plan (including any 401(k) plan or any other welfare or retirement plan), nor income realized as a result of participation in any stock option, restricted stock, stock purchase or similar plans of the Company. The Plan Administrator may, in its discretion, on a uniform and non-discriminatory basis, establish a different definition of Compensation for any Offering Period. The Plan Administrator shall have the discretion to determine the application of this definition to any Service Providers and any Participants outside of the United States.

2.9.	“Continuous Status as an Employee” means, with respect to an Employee, a period of employment by the Company without any interruption or termination of his or her service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) medical leave; (ii) leave allowed under the Family and Medical Leave Act; (iii) personal leave; (iv) military leave; (v) jury duty; or (vi) any other leave of absence approved by the Plan Administrator; provided, however, that such leave does not exceed three (3) months, or if less, the respective time period designated by Company policy, unless re-employment upon the expiration of such leave is guaranteed by contract or statute.

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2.10.	“Contributions” means all amounts credited to the Account of a Participant pursuant to the Plan.

2.11.	“Employee” means any individual who is regularly employed by the Company.

2.12.	“Enrollment Period” shall mean that period of time prescribed by the Plan Administrator during which an individual may elect to participate in an Offering Period. The duration and timing of Enrollment Periods may be changed or modified by the Plan Administrator from time to time.

2.13.	“ESPP Broker” means the licensed broker-dealer or other financial services firm designated from time to time by the Plan Administrator in accordance with Section 8 to assist in administering this Plan.

2.14.	“Fair Market Value” means as of a particular date, (i) the closing price for a Share as reported on the Nasdaq Stock Market (or any other national securities exchange on which the Shares are then listed) for that date or, if no closing price is reported for that date, the closing price on the immediately preceding date on which a closing price was reported, or (ii) in the event that the Shares are not traded on a national securities exchange, the fair market value of a Share determined by the Plan Administrator consistent with the rules of Section 422 of the Code and Section 409A of the Code to the extent applicable.

2.15.	“Financial Hardship” means an immediate and heavy financial need of the Participant (including the Participant’s spouse or other dependents) as determined by the Plan Administrator, in its discretion, which may include, but are not limited to, the following: (i) certain medical expenses; (ii) costs relating to the purchase of a principal residence; (iii) tuition and related educational fees and expenses; (iv) payments necessary to prevent eviction from, or foreclosure on, a principal residence; (v) burial or funeral expenses; and (vi) certain expenses for the repair of damage to the Participant’s principal residence.

2.16.	“Option Agreement” means a written or electronic agreement, in such form as is specified by the Plan Administrator (or its delegate), stating a Participant’s election to participate in the Plan and authorizing deductions under the Plan from the Participant’s compensation or other method of payment authorized by the Plan Administrator.

2.17.	“Participant” means any Employee or Service Provider who is eligible and has elected to participate in the Plan in accordance with Section 3, and who has not withdrawn from the Plan or whose participation in the Plan is not otherwise terminated.

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2.18.	“Plan Administrator” means the Compensation Committee of the Board, or any successor committee of the Board with similar responsibilities. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended from time to time, and any other qualifications required by the applicable stock exchange on which the Shares are traded. The Board shall have the power to take any action that may be taken by the Committee under this Plan, except to the extent such action would not comply with any Applicable Laws. The Board or the Compensation Committee, as applicable, may delegate to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any such delegation, the term “Plan Administrator” will include the person or persons so delegated to the extent of such delegation.

2.19.	“Purchase Date” means the last Business Day of an Offering Period.

2.20.	“Purchase Price” means the purchase price per Share that the Plan Administrator may establish from time to time before any Commencement Date, though in no case may such Purchase Price be less than the lesser of (i) an amount equal to 85 percent of the Fair Market Value on the Commencement Date, or (ii) an amount not less than 85 percent of the Fair Market Value on the Purchase Date.

2.21.	“Service Provider” means a person other than an Employee or director who provides bona fide services to, through or by means of the Company (excluding any services provided in connection with the offer or sale of securities in a capital-raising transaction). Notwithstanding the foregoing, a person is treated as a Service Provider under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of Biotricity’s securities to such person.

2.22.	“Share” means one (1) share of Common Stock, as adjusted in accordance with Section 11.

2.23.	“Subsidiary” means a “subsidiary corporation” as defined in Section 424(f) of the Code.

3.	Eligibility.

3.1.	Employees Generally. Except as otherwise provided herein, each Employee of the Company who has maintained Continuous Status as an Employee for a period of at least ninety (90) calendar days as of the Commencement Date of an Offering Period is eligible to participate in the Offering. Notwithstanding the foregoing, the Plan Administrator may exclude from eligibility in an Offering any Employee who is a “highly compensated employee” within the meaning of Section 423(b)(4)(D) of the Code.

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3.2.	Five Percent Shareholders. No Employee may be granted an Option in a 423 Offering if, immediately after the Option is granted, the Employee would own (or pursuant to Section 424(d) of the Code would be deemed to own) stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of Biotricity or any of its Subsidiaries (a “Five Percent Owner”). A Five Percent Owner may, subject to Section 17, be granted an Option in a Non-423 Offering.

3.3.	Service Providers. No Service Provider may be granted an Option in a 423 Offering. A Service Provider may, subject to Section 17, be granted an Option in a Non-423 Offering.

3.4.	Additional or Different Requirements. The Plan Administrator may establish additional or different requirements for each Offering; provided, that in the case of a 423 Offering, such requirements are not inconsistent with Section 423 of the Code.

3.5.	Non-U.S. Employees. Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in an Offering if the participation of such Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code. The Plan Administrator may, but is not required to, grant such Employees an Option in a Non-423 Offering.

4.	Offering Periods.

4.1.	Enrollment Period. The Plan Administrator shall notify eligible Employees and Service Providers of the start date and end date of an Enrollment Period. The Enrollment Period shall end no later than the applicable Commencement Date as determined by the Plan Administrator. During an Enrollment Period, eligible Employees and Service Providers may elect to participate in an upcoming Offering Period.

4.2.	Offering Periods. The Plan will be implemented by a series of separate Offerings, which may be consecutive or overlapping, beginning on a Commencement Date and ending on a Purchase Date, as determined by the Plan Administrator in its discretion and in a manner permitted by Section 423 of the Code (“Offering Periods”); provided, that no Option may be exercised after twenty-seven (27) months from the applicable Commencement Date; and provided further that Offering Periods in respect of a Non-423 Offering shall be subject to the provisions of Section 17.

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5.	Participation and Contributions.

5.1.	Option Agreement. To participate in an Offering, an eligible Employee or Service Provider must execute and deliver a properly completed written or electronic Option Agreement to the Company or a representative designated by the Company (including a third-party administrator designated by the Company) no later than the close of business on the Commencement Date of the applicable Offering Period (or such earlier date as determined by the Plan Administrator). An eligible Employee or Service Provider who does not deliver a properly completed Option Agreement shall not participate in the Plan for that Offering.

5.2.	Contributions.

5.2.1.	Employees. Each eligible Employee who elects to participate in an Offering shall determine the percentage of his or her Compensation, post tax, that is not less than one percent (1%) and not more than fifteen percent (15%) (or such other maximum percentage as the Plan Administrator may establish before the Commencement Date) to be deducted during the Offering Period and allocated to his or her Account as Contributions. Contribution amounts shall be withheld in whole percentages only. Any such payroll deductions for an Offering Period shall be deducted as of each payroll date during the Offering Period, commencing on the first payroll date that occurs on or immediately following the applicable Commencement Date and shall end on the last payroll date that occurs on or immediately preceding the Purchase Date, unless sooner terminated as provided in Section 9.

5.2.2.	Service Providers. Each eligible Service Provider who elects to participate in an Offering shall determine the percentage of his or her Compensation that is not less than one percent (1%) and not more than fifteen percent (15%) (or such other maximum percentage as the Plan Administrator may establish before the Commencement Date) to be deducted during the Offering Period and allocated to his or her Account as Contributions. Contribution amounts shall be withheld in whole percentages only. Any such deductions for an Offering Period shall be made at such times and in such manner as determined by the Plan Administrator and communicated to the Service Provider, unless sooner terminated as provided in Section 9.

5.2.3.	If local law prohibits payroll deductions, a Participant may elect to participate in an Offering Period through contributions to his or her Account in a format deemed acceptable to the Plan Administrator.

5.3.	Accounts. Accounts will be maintained for each Participant in the Plan. All Contributions shall be credited to his or her Account. A Participant may not make any additional payments into his or her Account. A Participant’s Account balance shall remain the property of the Participant at all times, subject to the limitations of Sections 14 and 15, but the funds deducted from his or her Compensation may be commingled with the general funds of the Company, except to the extent such commingling may be prohibited by any Applicable Laws. Unless otherwise determined by the Plan Administrator, no interest shall accrue on the Contributions or the Account balance of a Participant.

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5.4.	Contribution Changes by a Participant. A Participant may discontinue his or her participation in the Plan as provided in Section 9 or a Participant may, with the approval of the Plan Administrator, decrease the rate of his or her Contributions once during an Offering Period by following the established administrative procedures as directed by the Plan Administrator to authorize a decrease in the deduction rate. The decrease in rate shall be effective as soon as administratively feasible following the date the rate change election is received and accepted by the Company or any other entity designated by the Plan Administrator. However, any decrease in a Participant’s rate of Contributions for an Offering Period must be made at least twenty (20) Business Days before the end of an Offering Period (or such earlier date as determined by the Plan Administrator).

5.5.	Contribution Changes by the Company. To the extent necessary to comply with Section 10 or Section 423(b)(8) of the Code, the Plan Administrator may direct the Company to reduce a Participant’s deductions for Contributions during any Offering Period, in a manner that complies with Section 423(b)(5) of the Code.

6.	Grant of Options.

6.1.	Option. On the Commencement Date of an Offering Period, each Participant shall be granted the right and option to purchase (an “Option”), on the next Purchase Date, a number of Shares determined by dividing (a) such Participant’s Contributions accumulated during the Offering Period and retained in the Participant’s Account as of the Purchase Date, by (b) the applicable Purchase Price, subject to the limitations set forth in Section 10; provided, however, that no Participant will be granted an Option under a 423 Offering that permits the Participant’s right to purchase Shares to accrue at a rate that exceeds US$25,000 in Fair Market Value for each calendar year during which any Option granted to such Participant under a 423 Offering (whether under this Plan or otherwise) is outstanding at any time, as determined in accordance with Section 423(b)(8) of the Code; and provided further that no Participant will be granted an Option under a 423 Offering that permits the Participant the right to purchase more than [2,500,000] Shares.

6.2.	Voting Rights. No Participant shall have any interest or voting right in the Shares covered by any Option granted to him or her under this Plan until the Option has been exercised.

6.3.	Compliance with Section 423. Options granted under a 423 Offering must comply with the requirements of Section 423(b)(5) of the Code.

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7.	Exercise of Options.

Unless a Participant withdraws from the Plan or ceases to be an eligible Employee or Service Provider as provided in the Plan, his or her Option for an Offering Period shall be exercised automatically on the Purchase Date, and the maximum number of Shares rounded down to the nearest whole share subject to the Option will be purchased at the applicable Purchase Price with the Contributions accumulated during the Offering Period in his or her Account. The Shares purchased upon exercise of an Option hereunder shall be deemed to be transferred to the Participant on the Purchase Date subject to Section 8. During a Participant’s lifetime, his or her Options shall be exercisable only by the Participant, and shall not be exercisable after his or her death.

8.	Delivery of Shares, Holding Periods and Dividends.

8.1.	Delivery of Shares to ESPP Broker. On the Purchase Date of each Offering Period, the number of Shares purchased by each Participant upon exercise of his or her Option shall be issued by Biotricity and deposited into a brokerage account established in the Participant’s name with the ESPP Broker, for and on behalf of the Participant, in accordance with procedures established from time to time by the Plan Administrator.

8.2.	Conditions Preceding Issuance of Shares. Shares shall not be issued with respect to an Option unless the exercise of the Option and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for Biotricity with respect to such compliance. As a further condition to the exercise of an Option, the Company may require the Participant exercising the Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of the Company, such a representation is required by any Applicable Laws.

8.3.	Disposition of Shares. Any ESPP Broker account established to hold a Participant’s Shares shall be titled solely in the name of the Participant, unless the Participant is notified by the Plan Administrator that the account may be titled or re-titled jointly with another person, consistent with the policies of the ESPP Broker and Applicable Law. After satisfying any holding period that may be required by Section 8.4, the Participant may dispose of the Shares in his or her ESPP Broker account, whether by sale, exchange, gift or other transfer of title, in which case applicable transaction fees will be charged. The Participant, at his or her option, may elect to (i) keep the Shares in the ESPP Broker account; (ii) request a DRS transfer (book entry registration without a certificate); or (iii) transfer, at the Participant’s expense, all or some of the Shares credited to the Participant’s ESPP Broker account to an account with another broker chosen by the Participant.

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8.4.	Holding Periods. The Plan Administrator may impose a minimum holding period on Shares purchased under this Plan, during which each Participant’s right to transfer or otherwise dispose of Shares will be restricted for a specified period of time, up to a maximum of a twelve (12)-month holding period commencing on the Purchase Date, with notice provided to Participant on the Purchase Date. However, in the case of Shares acquired in a 423 Offering, in the absence of such disposition or a transfer upon the Participant’s death pursuant to Section 14, the Shares shall in all events remain in the Participant’s ESPP Broker account for a period of at least two (2) years after the Commencement Date of the Offering pursuant to which such Shares were acquired and at least one (1) year after the Purchase Date for those Shares, regardless of the Participant’s Continuous Status as an Employee. In the event of Financial Hardship, a Participant may seek a waiver of such minimum holding periods by making a written request to the Plan Administrator. Whether a Participant is granted a full or partial waiver under this provision shall be subject to the discretion of the Plan Administrator.

9.	Withdrawal; End of Employee Status.

9.1.	Withdrawal. In the event of a Financial Hardship, a Participant may seek to withdraw from the Plan by making a written request to the Plan Administrator. Whether a withdrawal request is granted under this provision shall be subject to the discretion of the Plan Administrator. However, any withdrawal request must be made at least twenty (20) Business Days before the end of an Offering Period. If a withdrawal request is approved by the Plan Administrator during an Offering Period, all of the Participant’s Contributions credited to his or her Account for that Offering Period will be paid to him or her, his or her Option granted for that Offering Period will be automatically terminated, and the Participant may not make any further Contributions for the purchase of Shares until he or she re-enrolls. Upon withdrawal from the Plan, a Participant may not re-enroll in the Plan until the next Offering Period after the Offering Period in which the withdrawal was effective.

9.2.	End of Employee or Service Provider Status. Upon termination of a Participant’s status as an Employee and a Service Provider before the Purchase Date of an Offering Period for any reason including his or her death or retirement, the Contributions credited to his or her Account for that Offering Period will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14; and his or her Option for that Offering Period will be automatically terminated. Whether the Participant ceases to be an Employee and a Service Provider shall be determined by the Plan Administrator.

9.3.	Other Plans. A Participant’s withdrawal from the Plan shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or any other Subsidiary.

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10.	Limit on Shares Available under this Plan.

10.1.	Maximum Number. Subject to adjustment as provided in Section 11, the maximum number of Shares that may be offered and issued under the Plan shall be 5,000,000 Shares (“Share Allocation”). For the avoidance of doubt, subject to adjustment as provided in Section 10.4 and Section 11, such aggregate maximum number of Shares may be issued under 423 Offerings. If any Option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Option shall again become available for offering and issuance under the Plan.

10.2.	Application of Limit. If the Plan Administrator determines that, on a given Purchase Date, the number of Shares with respect to which Options may be exercised on such Purchase Date will exceed the number of Shares available for sale under the Plan on such Purchase Date, the Plan Administrator shall make a pro rata allocation of the Shares available for purchase on such Purchase Date in as uniform a manner as shall be reasonably practicable and as it shall determine to be equitable among all Participants on such Purchase Date. If such event occurs, the Company shall refund to each affected Participant any Contributions made for any outstanding Offering Period that cannot be used to purchase Shares, and all outstanding Options shall be terminated.

10.3.	Stock Purchasable. The stock purchasable under the Plan will be shares of authorized but unissued, treasury Shares or reacquired Common Stock, including Shares repurchased by the Company on the open market.

10.4.	Evergreen Increase. The Share Allocation will automatically increase annually as of the first day of the Company’s fiscal year beginning in 2023 equal to the least of (i) 5% of the outstanding Common Stock on a fully diluted basis as of the end of the Company’s immediately preceding fiscal year and (ii) a lesser amount determined by the Board; provided, however, that any shares from any such increases in previous years that are not actually issued shall continue to be available for issuance under the Plan;

11.	Adjustments Upon Changes in Capitalization.

Subject to any required action by the shareholders of the Company, and subject to Section 12, upon (or, as may be necessary to effect the adjustment, immediately prior to) a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares effected in connection with a change in domicile of the Company) a merger, consolidation or reorganization or any spin-off, split-up, or extraordinary dividend distribution in respect of the Common Stock, or an exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock, the Plan Administrator shall equitably and proportionately adjust (i) the Share Allocation; (ii) the price per Share covered by each Option that has not yet been exercised; and/or (iii) the securities, cash or other property deliverable upon exercise or payment of any outstanding Options, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by the Plan and the then-outstanding Options and otherwise to account for the effects of the transaction. The Plan Administrator’s determination with respect to the adjustment shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares reserved hereunder or subject to an Option hereunder. It is intended that any adjustments contemplated by the foregoing be made in a manner that satisfies Applicable Laws (including, without limitation and as applicable in the circumstances, Code sections 424 and 409A) and accounting requirements (so as to not trigger any charge to earnings with respect to such adjustment).

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12.	Effect of Sale, Merger or Liquidation.

In the event of a sale of all or substantially all of the Shares or a sale of all or substantially all of the assets of the Company, or a merger or similar transaction in which the Biotricity is not the surviving corporation or that results in the acquisition of the Company by another person, the Plan Administrator may, in its discretion: (i) if the Company is merged with or acquired by another corporation, provide that each outstanding Option will be assumed or exchanged for a substitute Option granted by the acquirer or successor corporation or by a parent or subsidiary of the acquirer or successor corporation, (ii) cancel each outstanding Option and return the balances in the Participants’ Accounts to the Participants, without interest, and/or (iii) terminate the Offering Period on or before the date of the proposed sale, merger or similar transaction.

13.	Administration.

13.1.	Administration of the Plan. The Plan will be administered by the Plan Administrator, which will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, determine eligibility under the Plan, prescribe forms, rules and procedures relating to the Plan, decide all disputes arising in connection with the Plan, and otherwise do all things necessary or appropriate to carry out the purposes of the Plan. All determinations and decisions by the Plan Administrator regarding the interpretation or application of the Plan will be final and binding on all Participants and all persons. The Administrator may specify the manner in which the Company and/or Participants are to provide notices and forms under the Plan, and may require that such notices and forms be submitted electronically. All expenses reasonably incurred by the Company in the administration of the Plan shall be paid by the Company. Neither the Board, the Compensation Committee of the Board, any other committee appointed by the Board, nor any of their agents or designees shall be liable for any act, failure to act, or determination made in good faith with respect to the Plan.

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13.2.	Special Rules and Sub-Plans. Notwithstanding anything herein to the contrary, the Plan Administrator may adopt special rules or sub-plans applicable to the Employees or Service Providers whenever the Plan Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where Employees or Service Providers are, regarding, without limitation, eligibility to participate in the Plan, handling and making of payroll deductions or contributions by other means, establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligation to pay payroll tax, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements; provided that if such special rules or sub-plans are inconsistent with the requirements of Section 423 of the Code, the Employees subject to such special rules or sub-plans will participate in the Non-423 Component.

13.3.	Power to Establish Separate Options with Varying Terms. The Plan Administrator shall have the power, in its discretion, to establish separate, simultaneous or overlapping Options having different terms and conditions provided that each Option in a 423 Offering shall individually comply with the terms of the Plan and the requirements of Section 423(b)(5) of the Code that all Participants granted Options shall have the same rights and privileges within the meaning of such section.

14.	Death of Participant.

If a Participant dies, the Company shall deliver any Shares and cash in the Participant’s Account to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.	Transferability.

Neither Contributions credited to a Participant’s Account nor any rights with regard to the exercise of an Option may be assigned, transferred, pledged or otherwise disposed of in any way (other than as provided in Section 14) by the Participant or any person entitled to the Account balance or such rights under Section 14. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw the Account balance in accordance with Section 9. Furthermore, no balance in a Participant’s Account or Shares that have not been delivered shall be subject to any debts, contracts, liabilities, engagements or torts of the Participant or any person entitled to the Account balance or such Shares under Section 14.

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16.	Amendment or Termination of Plan.

The Plan Administrator may at any time terminate the Plan, or may from time to time amend the Plan in any manner it deems necessary or advisable; provided, however, that any amendment that would be treated as the adoption of a new plan for purposes of Section 423 of the Code will have no force or effect unless approved by the shareholders of Biotricity within twelve (12) months before or after its adoption; and provided further that no such action shall adversely affect any Options then outstanding under the Plan unless such action is required to comply with Applicable Laws; and provided, further, that no such action shall be effective without the approval of the Company’s shareholders if such approval is required by Applicable Laws. Upon the termination of the Plan, any balance in a Participant’s Account shall be refunded to him or her as soon as practicable thereafter, unless the Plan Administrator terminates the Plan on a Purchase Date, provides for an earlier Purchase Date, with respect to an Offering Period then in progress.

17.	Section 409A of the Code.

Options granted under a 423 Offering are intended to be exempt from the application of Section 409A of the Code under U.S. Treasury Regulation Section 1.409A-1(b)(5)(ii). Options granted under a Non-423 Offering to U.S. taxpayers are intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities will be construed and interpreted in accordance with such intent. Options granted to U.S. taxpayers under the Non-423 Component will be subject to such terms and conditions that will permit such Option to satisfy the requirements of the short-term deferral exception available under Section 409A of the Code, including the requirement that the Shares subject to an Option be delivered within the short-term deferral period. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the Option that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Plan Administrator with respect thereto. In addition, although the Company may endeavor to qualify an Option for special tax treatment under the laws of the United States or jurisdictions outside the United States, or avoid adverse tax treatment (including under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan.

18.	Governing Law.

Except as otherwise explicitly stated in this Plan, all questions concerning the validity, construction, and interpretation of the Plan shall be governed by the laws of the State of New York Law without regard to such state’s conflict of law rules.

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19.	Severability.

If any provision of the Plan shall for any reason be held to be invalid or unenforceable in any jurisdiction or would disqualify the Plan under any law, such provision shall be construed or deemed amended to conform to Applicable Laws; or if it cannot be so construed or deemed amended without materially altering the intent of the Plan, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan shall remain in full force and effect.

20.	No Rights as an Employee.

Nothing in the Plan shall be construed to give any individual (including an Employee or Participant) the right to remain in the employ of the Company, nor to affect the right of the Company to terminate the employment of any individual (including the Employee or Participant) at any time with or without cause. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or give rise to any cause of action at law or in equity against the Company. Neither the Options granted, any Shares purchased thereunder, nor any other benefits conferred hereby, including the right to purchase Shares at a discount, shall form any part of the wages or salary of any eligible Employee for purposes of any severance pay or termination damages, irrespective of the reason for termination of employment. Under no circumstances shall any individual ceasing to be an Employee be entitled to any compensation for any loss of any right or benefit under this Plan that such Employee might otherwise have enjoyed, but for ceasing to be an Employee, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise.

21.	Taxes.

As a condition to the grant or exercise of any Option, the Plan Administrator may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Plan Administrator, the amount of all federal, state, and local income and other taxes of any kind required or permitted to be withheld in connection with such grant or exercise.

22.	Effective Date and Term.

The Plan will become effective on March 31, 2023 (the “Effective Date”), which is the date on which the Plan was approved by the shareholders of Biotricity. No rights will be granted hereunder after the earliest to occur of: (a) the Plan’s termination by the Company, (b) the issuance of all shares of Stock available for issuance under the Plan, or (c) the day before the ten (10)-year anniversary of the Effective Date.

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V02827-Z84628 KEEP THIS PORTION FOR YOUR RECORDS

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BIOTRICITY INC

The Board of Directors recommends you vote FOR the following proposals:

Nominees:	For	Withhold
1a. Waqaas Al-Siddiq	☐	☐
1b. David A. Rosa	☐	☐
1c. Ronald McClurg	☐	☐
1d. Chester White	☐	☐

The Board of Directors recommends you vote 3 Years on the following proposal:

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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V02828-Z84628

BIOTRICITY INC.
Annual Meeting of Stockholders
March 31, 2023 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Waqaas Al-Siddiq and John Ayanoglou, as proxies, with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of BIOTRICITY INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, PST on March 31, 2023, at the 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side